As filed with the Securities and Exchange Commission on September 27, 2018

Securities Act File No. _________

1940 Act File No. 811-23255

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. [ ]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 5	☒

Vivaldi Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of Principal Executive Offices)

414-299-2270

(Registrant’s Telephone Number)

Terrence P. Gallagher

235 West Galena Street

Milwaukee, WI 53212

(Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Approximate Date Of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered(1)	Amount Being Registered		Proposed Maximum Offering Price Per Share		Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(2)

Shares of common stock, par value $.0001 per share	17,006,803 shares	(2)	$14.70	(3)	$250,000,000	$31,125.00
Shares of common stock, par value $.0001 per share(4)	1,774,489 shares		$14.70	(3)	$26,084,988	$3,247.58
Total					$276,084,988	$34,372.58

(1)	Being registered pursuant to this Registration Statement. Registrant previously registered $75,000,000 in its initial public offering and $9,206,521 in a subsequent rescission offer.

(2)	Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(3)	Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the proposed maximum aggregate offering price and the amount of the registration fee have been determined on the basis of the high and low market prices of the registrant’s common stock (ticker: VAM) reported on the New York Stock Exchange on September 24, 2018.

(4)	These shares are being sold by selling shareholders.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 2018

Vivaldi Opportunities Fund

(VAM)

PROSPECTUS

September 27, 2018

The Vivaldi Opportunities Fund (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. A fund seeking positive “absolute return” aims to earn a positive total return over a multi-year period of time regardless of market conditions or general market direction. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 21).

This prospectus (the “Prospectus”) applies to the offering of shares of common stock (“Shares”) of the Fund. The Fund currently intends to offer the Shares at the Fund’s current net asset value per Share, plus any applicable fees, if the Shares are trading at a premium to net asset value at the time of the sale. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, in each case subject to any applicable fees, as described herein. The Fund may also offer the Shares, from time to time, through rights offerings or at-the-market offerings, at prices and terms to be determined by market conditions at the time of the offering, as set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any applicable Prospectus Supplement before you invest in our Shares. The Fund has registered $276,084,988 Shares for sale under the registration statement for which this Prospectus relates.

In addition, this Prospectus relates to the registration of Shares on behalf of certain holders of the Fund’s Shares (the “Selling Shareholders”). The Fund is registering these Shares (the “Selling Shareholder Shares”) to permit the Selling Shareholders to resell the Selling Shareholder Shares when and as they deem appropriate. The Fund will not receive any proceeds from the sale of the Selling Shareholder Shares pursuant to this offering (see “SELLING SHAREHOLDERS” ON PAGE 16). If and when the Selling Shareholders sell the Selling Shareholder Shares being registered, the price of the Selling Shareholder Shares will be at the prevailing market price at the time of the sale.

No holder of Shares (each a “Shareholder”) has the right to require the Fund to redeem its Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated September 27, 2018, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, by calling the Fund toll-free at 1-877-779-1999 or by accessing the Investment Manager’s website (www.vivaldifunds.com/fund-documents). The information on the Investment Manager’s website is not incorporated by reference into this Prospectus and investors should not consider it a part of this Prospectus. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 62 of this Prospectus. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (www.sec.gov). The address of the SEC’s internet site is provided solely for the information of investors and is not intended to be an active link.

•	The Fund is organized as a closed-end management investment company and its shares are listed for trading on the NYSE (symbol: VAM). The last reported sale price of the Fund’s Shares, as reported by NYSE on September 24, 2018 was $14.70 per share. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 21).

•	Shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline.

•	Although the Shares are listed on the NYSE, there may be no or limited trading volume in the Fund’s Shares. Accordingly, investors may not be able to sell all or part of their Shares in a particular timeframe.

The Fund is recently organized and has limited operating history. You may lose money or your entire investment in the Fund. Shares are appropriate only for those investors who can tolerate risk and do not require a liquid investment (see “INVESTOR SUITABILITY” ON PAGE 42”).

Offering(1)
Offering Amount (2)	$276,084,988
Proceeds to the Fund (Before Expenses) (2)	$250,000,000
Proceeds to the Selling Shareholders (Before Expenses) (3)	$26,084,988

(1)  $75,000,000 was offered during the Fund’s initial public offering and an additional $9,206,521 was offered in connection with a subsequent rescission offer.

(2)  The Fund is registering for sale $250,000,000 Shares at the net asset value per Share, plus any applicable fees, next determined after receipt of the purchase order.

(3) The Fund is also registering for resale 1,774,489 of the Selling Shareholder Shares at the prevailing market price at the time of sale. Proceeds to the selling shareholder are estimated using the net asset value per Share as of the close of business on September 24, 2018 of $14.70.

(4) Foreside Fund Services, LLC (the “Distributor”) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. The Shares are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The minimum initial investment in the Fund by any investor is $1,500. However, the Fund, in its sole discretion, may accept investments below this minimum. The Shares are being offered in a continuous offering at the Fund’s current net asset value per Share, plus any applicable fees. See “Fund Summary - The Offering.”

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

THE FUND’S PRINCIPAL UNDERWRITER IS FORESIDE FUND SERVICES, LLC.

The date of this Prospectus September 27, 2018

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

The Vivaldi Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Maryland corporation on March 29, 2017. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objective and Strategies	The Fund’s investment objective is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager. The Investment Manager and Sub-Advisers implement both fundamentally and technically driven strategies. The allocation amongst these strategies will vary over time in response to changing market opportunities. These strategies may include, without limitation, opportunistic equity and fixed income, multi-strategy fixed income and arbitrage strategies that invest in different asset classes, securities and derivative instruments. There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Fund may also invest in private investment funds that invest or trade in a wide range of securities. The Fund’s investments in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) will be limited to no more than 15% of the Fund’s net assets. The Fund may invest in sub-investment grade debt securities or “junk” debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time. In addition, the Fund may invest up to 25% of its net assets in bank loans and participations, including first-lien, second-lien and unitranche loans. “Unitranche” loans are loans that combine senior and subordinated debt into one loan under which the borrower pays a single interest rate intended to reflect the relative risk of the secured and unsecured loan components. The Fund may leverage its investments by “borrowing.” The Investment Manager and/or Sub-Advisers may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. When the Fund is engaged in borrowing, the amount of fees paid to the Investment Manager for management services will be higher than if the Fund did not engage in borrowing because fees are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Borrowing will be limited to 33.33% of the Fund’s assets (50% of its net assets). The Fund may invest directly in foreign securities, including those from emerging markets. The Fund’s allocation to these various security types, various asset classes and various market types will vary over time in response to changing market opportunities. The Fund may invest a material portion of its assets in foreign securities. It is not anticipated that investments in emerging markets will constitute a significant portion of the Fund’s investments. There can be no assurance that the Fund will achieve its investment objective.

The Investment Manager and Sub-Advisers

As Investment Manager, Vivaldi Asset Management, LLC, provides day-to-day investment management services to the Fund, including selecting Sub-Advisers and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. Its principal place of business is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of July 31, 2018, the Investment Manager had approximately $969.8 million of assets under management.

Each Sub-Adviser selected by the Investment Manager, subject to Shareholder approval, is primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager. Currently, RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC serve as Sub-Advisers to the Fund. See “Management of the Fund.”

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and any repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND FEES AND EXPENSES.”

Investment Management Fee. The Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets (as defined below) for the services and facilities it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund. For more information on fees and expenses, see “FUND FEES AND EXPENSES” and “INVESTMENT MANAGEMENT FEE.”

Administration Fee. The Fund pays the Administrator an annual fee of 0.06% of the Fund’s net assets. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 paid by all registered investment companies advised by the Investment Manager and serviced by the Administrator. This fee generally covers fund administration, fund accounting, tax regulation and compliance, recordkeeping and custody administration services provided by UMB Fund Services, Inc. or its affiliates. The Fund also reimburses the Administrator for certain out-of-pocket expenses. See “ADMINISTRATION.”

The Offering

This prospectus (“Prospectus”) applies to the registration of shares of common stock (“Shares”) of the Fund. The Fund currently intends to offer the Shares at the Fund’s current net asset value per Share, plus any applicable fees, if the Shares are trading at a premium to net asset value at the time of the sale. Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board of Directors of the Fund (the “Board”) in its sole discretion. The minimum initial investment in the Fund by any investor is $1,500 and the minimum additional investment in the Fund by any Shareholder is $500. However, the Fund, in its sole discretion, may accept investments below these minimums. Once an investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to investors.

The Fund may also offer the Shares, from time to time, through rights offerings or at-the-market offerings at prices and terms to be determined by market conditions at the time of the offering, as set forth in one or more supplement to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and any applicable Prospectus Supplement before you invest in our Shares.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion. Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. Your financial intermediary may impose charges when you purchase Shares of the Fund.

In addition, this Prospectus relates to Shares that are being registered for resale on behalf of certain Selling Shareholders (the “Selling Shareholder Shares”). The Fund is registering these Selling Shareholder Shares to permit the Selling Shareholders to resell the Selling Shareholder Shares when and as they deem appropriate. The Fund will not receive any proceeds from the sale of the Selling Shareholder Shares by the Selling Shareholders pursuant to this offering (see “SELLING SHAREHOLDERS” ON PAGE 16). If and when the Selling Shareholders sell the Selling Shareholder Shares being registered, the price of the Selling Shareholder Shares will be the prevailing market price at the time of sale. Selling Shareholder Shares may be offered as determined by the Selling Shareholders in their sole discretion.

No holder of Shares (each a “Shareholder”) has the right to require the Fund to redeem its Shares.

Distribution Policy	Distributions will be paid monthly on the Shares in an amount equal to 10% annually of the Fund’s net asset value per Share (the “Distribution Policy”). These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains. If, for any monthly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment plan (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares of equivalent value, unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. The Fund reserves the right to amend or terminate the DRIP at any time. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449 or P.O. Box 922 Wall Street Station, New York, NY 10269.

Listed Closed-End Fund	The Fund is organized as a closed-end management investment company and its shares are listed for trading on the New York Stock Exchange (“NYSE”) (symbol: VAM). The Fund’s net asset value per Share as of the close of business on September 24, 2018 was $14.70 per Share and last reported sale price of the Fund’s Shares, as reported by NYSE on that day was $15.02 per share, representing a 2.2% premium to such net asset value. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and limited liquidity. See “INVESTOR SUITABILITY.”

Risk Factors	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund will also be subject to the risks associated with the investment strategies employed by the Investment Manager and Sub-Advisers, which may include merger arbitrage and special situations risks, equity securities risks, derivative risks, and non-U.S. securities risks. While the Investment Manager and Sub-Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager and the Sub-Advisers and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, its principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”

Summary of Taxation	The Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments.

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(1)(2)
Management Fee (3)	1.72%
Dividend and Interest Expense on Short Sales	0.29%
Interest Payments on Borrowed Funds	0.22%
Acquired Fund Fees and Expenses	0.12%
Other Expenses	1.23%
Total Annual Expenses	3.58%

(1)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value.

(2)	Annual Expenses shown represent estimated amounts for the current fiscal year.

(3)	For its provision of advisory services to the Fund, the Investment Manager receives an annual Management Fee, payable monthly in arrears, equal to 1.40% of the Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). The management fee shown in the table above is higher than the contractual rate because the management fee in the table is required to be calculated as a percentage of average net assets, rather than managed assets. Because the Management Fee is based on the Fund’s average daily Managed Assets, the Fund’s use of leverage, if any, will increase the Management Fee paid to the Investment Manager. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the Securities and Exchange Commission (the “SEC”) applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000

Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years

	$36	$110	$185	$384

The example is based on the annual fees and expenses set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

The information contained in the table below for the fiscal period October 2, 2017 through March 31, 2018 sets forth selected information derived from the Fund’s financial statements. Financial statements for the fiscal period October 2, 2017 through March 31, 2018 have been audited by Grant Thornton LLP, the Fund’s independent registered public accounting firm. Grant Thornton LLP’s report, along with the Fund’s financial statements and notes thereto, are included in the Fund’s annual report for the fiscal period October 2, 2017 through March 31, 2018. The Annual Report is included in the Fund’s SAI, which is available upon request from the Fund. The information in the table below should be read in conjunction with each of those financial statements and the notes thereto.

Vivaldi Opportunities Fund

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period
October 2, 2017*
Through
March 31, 2018

Net asset value, beginning of period	$15.00
Income from Investment Operations:
Net investment income[1]	0.02
Net realized and unrealized gain (loss) on investments	(0.39)
Total from investment operations	(0.37)

Less Distributions:
From net investment income	-
From net realized gains[2]	-
Total distributions[2]	-

Net asset value, end of period	$14.63

Total return	(2.45)% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,658

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	3.46% [4,5]
After fees waived	3.46% [4,5]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	0.21% [4]
After fees waived	0.21% [4]

Portfolio turnover rate	79% [3]

* Commencement of operations.

1 Based on average shares outstanding for the period.

2 Amount represents less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.51% for the period ended March 31, 2018.

SELLING SHAREHOLDERS

This Prospectus relates, in part, to 1,774,489 Selling Shareholder Shares being offered for resale on behalf of the Selling Shareholders identified below. The Fund is registering these Selling Shareholder Shares to permit the Selling Shareholders to resell the Selling Shareholder Shares when and as they deem appropriate. The table below sets forth:

•	the name of each Selling Shareholder;
•	the number and percentage of the Shares that each Selling Shareholder beneficially owned before the offering for resale of Selling Shareholder Shares under this Prospectus;
•	the number of Selling Shareholder Shares that may be offered for resale for the account of each Selling Shareholder under this Prospectus, some or all of which Selling Shareholder Shares may be sold pursuant to this Prospectus and any Prospectus supplement; and
•	the number and percentage of Shares beneficially owned by each Selling Shareholder after an offering under this registration statement (assuming all of a Selling Shareholder Shares offered for resale are sold by the Selling Shareholder).

The number of Shares in the column labeled “Number of Shares Being Offered” represents all of the Selling Shareholder Shares that each Selling Shareholder may offer under this registration statement. The Fund does not know how long the Selling Shareholders will hold the Selling Shareholder Shares before selling them or how many Selling Shareholder Shares they might sell.

The table below is prepared solely based on information supplied by the Selling Shareholders and any public documents filed with the SEC and assumes the sale of all of the Selling Shareholder Shares being offered for resale on behalf of the Selling Shareholders. The applicable percentages of beneficial ownership are based on an aggregate of 5,613,752 Shares issued and outstanding on August 28, 2018, adjusted as may be required by rules promulgated by the SEC.

	Shares Beneficially Owned Prior to Offering		Number of Shares Being Offered	Shares Beneficially Owned After Offering
Selling Shareholder	Number	Percent		Number	Percent

Daniel Asher Descendants Trust[1]	1,066,222.732	18.99%	1,066,222	0	0%

Castle Creek Fund LP2	708,267.389	12.62%	708,267	0	0%

Selling Shareholder Shares sold by the Selling Shareholders will generally be freely tradeable. Sales of substantial Selling Shareholders Shares, or the availability of such Selling Shareholder Shares for sale, whether or not sold, could adversely affect the prevailing market prices for the Shares.

1 The Daniel Asher Descendant’s Trust is an irrevocable trust established for the benefit of Daniel Asher’s family members. Mr. Asher does not serve as a trustee of the Daniel Asher Descendants Trust. Mr. Asher, indirectly, is a non-controlling shareholder of Vivaldi Holdings, LLC. Vivaldi Holdings, LLC is the parent company of the Investment Manager.

2 Daniel Asher owns in excess of 40% of, and controls the General Partner to, Castle Creek Fund, L.P. Mr. Asher, indirectly, is a non-controlling shareholder of Vivaldi Holdings, LLC. Vivaldi Holdings is the parent company of the Investment Manager.

USE OF PROCEEDS

The proceeds from the sale of Shares by the Fund, not including the amount of the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objective and strategies as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments. See “PURCHASING SHARES—Purchase Terms.” Delays in investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions, but any such delay will not exceed three months after the receipt of funds.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

The Fund will not receive any proceeds from the sale of Selling Shareholder Shares by the Selling Shareholders. The Selling Shareholders will receive all of the net proceeds from the sale of the Selling Shareholder Shares pursuant to this offering. See “SELLING SHAREHOLDERS.”

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

The Investment Manager seeks to achieve the Fund’s investment objective by delegating the management of a portion of Fund assets to a group of experienced investment managers that utilize a variety of investment strategies and styles (the “Sub-Advisers”) and may manage a portion of the Fund’s assets directly. The Investment Manager maintains primary responsibility for allocating Fund assets to the Sub-Advisers and from time to time will select and determine the percentage of Fund assets to allocate to each Sub-Adviser. While the Investment Manager delegates a portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Investment Manager retains overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio. The Investment Manager may exercise its discretion to manage a portion of Fund assets directly to hedge or to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, to invest the Fund’s assets pending allocation to a Sub-Adviser, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objective. The Investment Manager may, from time to time, reallocate the Fund’s assets among itself and the Sub-Advisers.

The Investment Manager and Sub-Advisers implement both fundamentally and technically driven strategies. The allocation amongst these strategies will vary over time in response to changing market opportunities. These strategies may include, without limitation, opportunistic equity and fixed income, multi-strategy fixed income and arbitrage strategies that invest in different asset classes, securities, and derivative instruments, as discussed below. These strategies seek to target attractive absolute returns. These strategies may exhibit different degrees of volatility, as well as changes in relative value, currency, and interest rate markets. The Investment Manager and Sub-Advisers seek to have diversifying characteristics including lower correlation to market risk factors than traditional equity and fixed income strategies.

•	Opportunistic: The Investment Manager and Sub-Advisers can invest globally, long or short, in stocks of companies of any size or market capitalization, and/or in government and corporate bonds, other fixed income securities and fixed or floating rate bank loans and participations. They may also invest in derivatives either to manage risk or to enhance return. The Investment Manager and Sub-Advisers may employ a bottom-up analysis for individual security selection, and/or a top-down approach to capital allocation amongst various asset classes, while employing risk management strategies designed to mitigate downside risk.

•	Closed-End Fund Arbitrage: The Investment Manager and Sub-Advisers may seek to derive value from the discount and premium spreads associated with closed-end funds, which involves investments in closed-end funds, open-end funds, private funds, exchange-traded funds and business development companies.

•	Merger Arbitrage: The Investment Manager and Sub-Advisers may seek to generate returns by transacting in the stock of companies involved in significant corporate events, such as mergers and acquisitions, to capitalize on potential arbitrage opportunities. This strategy may involve investments in publicly-traded common stock and preferred stock of such companies as well as short sales involving the stock of certain such companies and the use of derivative transactions, such as options, index futures, forwards and swaps, for hedging purposes.

•	Convertible/Credit Arbitrage: The Investment Manager and Sub-Advisers may seek to profit from perceived pricing inefficiencies between a convertible security and its underlying stock, mispricing of a convertible security relative to other securities in an issuer’s capital structure, and potential opportunities as a result of significant corporate events, such as mergers, acquisitions, reorganizations, covenant violations or balance sheet restructurings.

•	Multi-Strategy Fixed Income: Under this strategy the Fund may invest in asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans, residential and commercial real estate and other forms of securitized debt, including fixed or floating rate bank loans and participations. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of the Investment Manager and Sub-Advisers as to the best value relative to what is currently presented in the market place. Certain of the Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to those portfolio managers. In selecting investments, the Investment Manager and Sub-Advisers may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Investment Manager and Sub-Advisers may sell investments if it is determined that any of the mentioned factors have changed materially from the initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. From time to time, the Fund may allocate a portion of its assets so as to focus on particular types of asset-backed fixed income securities. Under the Multi-Strategy Fixed Income strategy, the Investment Manager and Sub-Advisers analyze a variety of additional factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Investment Manager and Sub-Advisers attempt to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Investment Manager and Sub-Advisers will also seek to invest in securities that have relatively low volatility. The Investment Manager and Sub-Advisers seek to limit risk of principal by targeting assets that they consider undervalued.

The Fund invests in a wide range of U.S. and non-U.S. publicly traded and privately issued or negotiated securities (securities for which the price is negotiated between private parties) including, but not limited to, equity securities, fixed-income securities, interests in private funds, currencies and derivatives. The Fund may invest directly in foreign securities, including those from emerging markets. The Fund’s allocation to these various security types, various asset classes and various market types will vary over time in response to changing market opportunities. The Fund may invest a material portion of its assets in foreign securities. It is not anticipated that investments in emerging markets will constitute a significant portion of the Fund’s investments.

The Fund may also invest in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. CLOs are similar to collateralized mortgage obligations (“CMOs”) but differ as to the type of underlying loan. The Fund may invest in non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund under the Multi-Strategy Fixed Income strategy, the Investment Manager and Sub-Advisers intend to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments). (These securities are also known as CMOs).

Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”).

Additionally, the Fund may invest up to 25% of its net assets in bank loans and participations, including first-lien, second-lien and unitranche loans. The bank loans and participations in which the Fund will invest may have fixed or floating interest rates, may be senior or subordinated and may be rated below investment grade or unrated. The Fund may invest in bank loans through assignments (whereby the Fund assumes the position of the lender to the borrower) or loan participation (whereby the Fund purchases all or a portion of the economic interest in a loan). “Unitranche” loans are loans that combine both senior and subordinate debt into a single loan under which the borrower pays an interest rate intended to reflect the relative risk of the secured and unsecured components of the loan.

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. The Fund’s investments in private investment funds will be limited to no more than 15% of the Fund’s net assets.

The Fund may also invest in the securities of other investment companies.

For either investment or hedging purposes, certain Sub-Advisers may invest substantially in a broad range of derivative instruments, including structured products, swaps (including credit default swaps), futures and forward contracts, and options. The Sub-Advisers may be highly dependent on the use of futures and other derivative instruments, and to the extent that they become unavailable, this may limit a Sub-Adviser from fully implementing its investment strategy. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may also invest in repurchase agreements and reverse repurchase agreements.

The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

The Investment Manager and Sub-Advisers invest based upon their belief that the securities have a strong appreciation potential (long investing, or actually owning a security) or potential to decline in value (short investing, or borrowing a security from a broker and selling it, with the understanding that it must later be bought back and returned to the broker). The Fund sells (or closes a position in) a security when the Investment Manager or a Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of the Investment Manager, the Investment Manager does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Investment Manager and the Sub-Advisers may invest in equity securities of any market capitalization without limitation as to types of industries and sectors in which it may invest. The Investment Manager and Sub-Advisers may also invest in government and corporate bonds and other fixed income securities, futures and other derivative instruments, closed-end funds and other investment vehicles, convertible securities and other securities and investment products as described more fully herein.

Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio investments.

Investment Process

The Investment Manager looks to identify skilled investment advisory firms to serve as Sub-Advisers to the Fund. The Investment Manager selects Sub-Advisers who satisfy a stringent selection process which may include, but is not limited to: ability to produce attractive long-term, risk-adjusted investment results; ability to manage risks; ability to perform well in markets where investment conditions are difficult; and operational competence. The Investment Manager also considers additional criteria including, but not limited to: relevant investment management experience; the degree to which a specific Sub-Adviser’s investment style complements and balances the Fund’s portfolio with respect to the strategies employed by other Sub-Advisers; the quality of the Sub-Adviser’s organization; and the ability of a Sub-Adviser to consistently and effectively apply its investment approach.

The Investment Manager allocates to each Sub-Adviser a portion of the Fund’s assets to invest. The Sub-Advisers invest in the securities described above based upon their respective investment strategies. Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views. While each Sub-Adviser is subject to the oversight of the Investment Manager, the Investment Manager does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Fund sells (or closes a position in) a security when the Investment Manager or Sub-Adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the Investment Manager’s or Sub-Adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the Investment Manager’s or Sub-Adviser’s assessment criteria; or (4) for other portfolio management reasons.

When adverse market, economic, political or other conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in money-market instruments including obligations of the U.S. government, its agencies or instrumentalities, obligations of foreign sovereignties, other high-quality debt securities, including prime commercial paper, repurchase agreements and bank obligations, such as bankers’ acceptances and certificates of deposit. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

GENERAL RISKS

LIMITED OPERATING HISTORY.  The Fund commenced operations on October 2, 2017 and has limited operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a relatively new Fund, there is no assurance that the Fund will grow or maintain economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

LIMITED LIQUIDITY.  Although the Shares are listed on the NYSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments by “borrowing.” The use of leverage increases both risk of loss and profit potential. The Investment Manager and/or Sub-Advisers may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) use of short sales, or (iv) a combination of these methods. The Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

MARKET PRICE OF SHARES. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. Additionally, shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline.

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.

MULTI-MANAGER RISK. Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers or the Investment Manager. In such cases, the Fund will incur brokerage and other transaction costs without accomplishing any net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs.

PORTFOLIO TURNOVER.   The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Investment Manager or a Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Manager or a Sub-Adviser considers portfolio changes appropriate.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”), all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

RESCISSION OFFER. During the period from January 30, 2018 through February 28, 2018, the Fund sold Shares that were not properly registered (the “Covered Shares”) under the Securities Act of 1933, as amended (the “Securities Act”). As a result, the Fund offered to buy back Covered Shares from certain Shareholders during the period from April 3, 2018 through May 3, 2018 (the “Rescission Offer”) in order to ensure compliance with the Securities Act and limit any contingent liability the Fund might have for selling the Covered Shares. It is not certain that the Rescission Offer had the effect of barring claims relating to the Covered Shares. If a person accepted the Rescission Offer, but subsequently asserts a claim against the Fund for an additional remedy, the Fund would expect to assert that the person’s acceptance of the Rescission Offer eliminated any liability the Fund otherwise may have had to that person under Section 12 of the Securities Act. Where the Rescission Offer was rejected, the Fund may continue to be contingently liable for rescission or damages under federal law. Generally, the statute of limitations for enforcement of federal statutory rescission rights by a security holder is one year commencing on the date of the sale of the security sold in violation of the federal registration requirements. The Fund intends to assert among other defenses, in any litigation initiated by a shareholder who did not accept the Rescission Offer, that such shareholder is estopped or otherwise precluded from asserting such a claim. In addition, the Rescission Offer will not prevent regulators from pursuing enforcement actions or imposing penalties and fines against the Fund with respect to any violations of securities laws. In any event, the Rescission Offer is not expected to have a material impact on the Fund’s financial condition or liquidity.

SALES OF SUBSTANTIAL AMOUNTS OF FUND SHARES IN THE PUBLIC MARKET RISK. The Selling Shareholders own in the aggregate approximately 32% of the Fund’s total outstanding Shares. The Shares issued by the Fund to the Selling Shareholders are generally freely tradable in the public market, subject to any applicable volume limitations, holding periods or other provisions of Rule 144 under the Securities Act. Sales of substantial amounts of the Shares, the availability of such Shares for sale or the registration of such Shares for sale and the ability of the Fund’s Shareholders, including one or more of the Selling Shareholders to sell their respective Shares at a market price per Share that is below the then-current net asset value per Share could adversely affect the prevailing market prices for the Fund’s Shares. If this occurs and continues, it could impair the Fund’s ability to raise additional capital through the sale of securities and negatively impact the market of the Fund’s Shares.

A PORTION OF DISTRIBUTIONS PAID TO FUND SHAREHOLDERS MAY BE A RETURN OF CAPITAL RISK. The Fund intends to make distributions on a monthly basis to Shareholders equal to 10% annually out of assets legally available for distribution. When the Fund makes distributions, it will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital. To the extent there is a return of capital, investors will be required to reduce their basis in their Shares for U.S. federal income tax purposes, which may result in higher tax liability when Shares are sold, even if the Shares have not increased in value or have lost value. In addition, any return of capital will be net of any offering expenses associated with sales of Shares.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (“EU”). Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking Article 50 of the Lisbon Treaty and that the completion date of their exit shall fall within two years from the date of notification to the European Council of the UK’s intention to withdraw. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. The political divisions within the UK, as well as those between the UK and the EU, which the referendum vote has highlighted coupled with the uncertain consequences of a Brexit, may have a significant impact upon the UK and European economies as well as the broader global economy. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments.

HIGHLY VOLATILE MARKETS.  The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forwards, futures and other derivative contracts in which the Fund may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

RISKS OF SECURITIES ACTIVITIES.  The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager and/or Sub-Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, the Fund is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Investment Strategy-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of the investment strategy:

Merger Arbitrage and Special Situations. Merger arbitrage and special situation strategies involve the purchase and sale of securities of companies involved in corporate reorganizations and business combinations, such as mergers, exchange offers, cash tender offers, spin-offs, leveraged buy-outs, restructurings and liquidations. Such strategies require an assessment of the likelihood of consummation of the proposed transaction, and an evaluation of the potential profits involved. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company may not be valued as highly by the market as the Investment Manager and/or Sub-Advisers had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security in respect of which such distribution was made. The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including: (i) opposition of the management or stockholders of the target company, which will often result in litigation to enjoin the proposed transaction; (ii) intervention of a federal or state regulatory agency; (iii) efforts by the target company to pursue a “defensive” strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iv) in the case of a merger, failure to obtain the necessary stockholder approvals; (v) market conditions resulting in material changes in securities prices; (vi) compliance with any applicable federal or state securities laws; and (vii) inability to obtain adequate financing.

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund.

EQUITY SECURITIES. The Fund’s investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES. The Fund may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. The Fund will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

LOW CREDIT QUALITY SECURITIES. The Fund is permitted to invest in particularly risky investments that also may offer the potential for correspondingly high returns. As a result, the Fund may lose all or substantially all of its investment in any particular instance. There is no minimum credit standard as a prerequisite to an investment in any security. Debt securities, including bank loans and participations, may be less than investment grade and may be considered to be “junk bonds” or be distressed or “special situations” with heightened risk of loss and/or liquidity. “Junk bonds” are considered by the rating agencies to be predominately speculative and may involve major risk exposures such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions that may be exercised at inopportune times; and (iv) difficulty in accurately valuing or disposing of such securities. Such securities may rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of whose debt securities may be secured by substantially all of the issuer’s assets. Moreover, the Fund may invest in securities that are not protected by financial covenants or limitations on additional indebtedness.

Derivative Instruments. The Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Manager and/or Sub-Advisers to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

o	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

o	Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

o	Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the Investment Company Act and applicable SEC interpretations and guidance from time to time.

NON-U.S. INVESTMENTS. It is expected that the Fund will invest in securities of non-U.S. companies and countries. While the Fund invests primarily in equity securities of U.S. and Canadian issuers, the Fund may invest directly in other foreign markets, including emerging markets. The Fund may also invest in American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the United States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

PRIVATE INVESTMENT FUND RISK. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund’s shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the Fund. The Fund may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve the Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Investment Manager’s and/or Sub-Advisers’ success in these transactions will depend principally on their ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Investment Manager and/or Sub-Advisers anticipate purchasing or selling a non-U.S. security. This technique would allow the Investment Manager and/or Sub-Advisers to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S. securities holdings of the Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when the Investment Manager or a Sub-Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. The Fund is not required to hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS. The Fund may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

PURCHASING INITIAL PUBLIC OFFERINGS. The Fund may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

ILLIQUID PORTFOLIO INVESTMENTS. The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and the Fund may not be able to sell them when the Investment Manager or a Sub-Adviser desires to do so or to realize what the Investment Manager or a Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Securities Believed to Be Undervalued or Incorrectly Valued. Securities that the Investment Manager and/or Sub-Advisers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Investment Manager and/or Sub-Advisers anticipate. As a result, the Fund may lose all or substantially all of its investment in such a security.

Interest Rate Risk. The Fund is subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities, investments in bank loans and participations, convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The Fund may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

EXTENSION RISK. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

PREPAYMENT RISK. When interest rates decline, fixed income securities and bank loans and participations with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

RATING AGENCIES RISK. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

General Credit Risks. The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. Neither the Investment Manager nor the Sub-Advisers can guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, neither the Investment Manager nor the Sub-Advisers can assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

Credit Default Swaps. The Fund may enter into credit default swaps. Under these instruments, the Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Fund will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Fund will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Fund will be subject to the credit risk of the counterparty and in the event the Fund will be selling credit default swaps, the Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Fund to risk with respect to defaults by such counterparty.

COLLATERALIZED LOAN OBLIGATIONS (“CLOS”) AND COLLATERALIZED DEBT OBLIGATIONS (“CDOS”). CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. In addition to the typical risks associated with fixed-income securities and asset-backed securities, CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the CDO’s manager may perform poorly.

STRUCTURED PRODUCTS. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold. As a result, investments in structured products may be characterized by the Fund as illiquid securities. In addition to the general risks associated with fixed-income securities discussed herein, structured products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in structured products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. Mortgage-backed securities may be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They may also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities may be issued by private issuers and be collateralized by securities without a government guarantee. Such securities usually have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools may be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. The Fund may invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

ADDITIONAL RISKS OF ASSET-BACKED SECURITIES, CDOS AND CLOS. Asset-backed securities and CDOs are created by the grouping of certain governmental, government related and private loans, receivables and other non-mortgage lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in asset-backed securities and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, asset-backed securities and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

MORTGAGE LOANS.  The Fund may also acquire residential whole mortgage loans secured by a mortgage lien on residential property. Typically, borrowers of these loans are individuals rather than institutions, and the quality of residential real estate loans can depend largely on the credit characteristics of the underlying borrowers. In the last decade, the residential mortgage market in the United States experienced difficulties that resulted in losses on residential mortgage loans (especially subprime and second-lien mortgage loans). There can be no assurance that such difficulties would not be experienced again, which could result in losses as a result of investments in residential real estate loans.

The liens securing such whole mortgage loans may be a first lien or subordinate lien on the underlying property.

Whole mortgage loans are subject to many of the same risks as mortgage-backed securities, as described above, including credit, interest rate, extension, prepayment and sufficiency of collateral. Unlike most mortgage backed securities where the Fund has an interest in a pool of mortgages, the Fund’s risk in a whole mortgage loan, which typically is secured by a single property, reflects the increased risks associated with a single property compared to a pool of properties. In addition, the ability of a lender, such as the Fund, to enforce its rights under mortgage documents is subject to numerous state and federal laws and regulations, including those regarding foreclosure, rights of redemption with respect to the underlying property, due on sale provisions, and usury laws. Some whole mortgage loans may not be considered “securities,” and investors, such as the Fund, therefore may not be entitled to rely on the antifraud protections of the federal securities laws.

Short Positions. Short positions may comprise a significant portion of the Fund’s overall portfolio. In short selling, the Fund will sell securities it does not own by borrowing such securities from a third party, such as a broker-dealer. The Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow a security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. Short positions may be held for both profit opportunities and for hedging purposes. The Investment Manager and/or the Sub-Advisers may from time to time engage in short sales for the Fund in an approach known as “pairs trading,” where the Fund combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. Pairs trading may be undertaken for speculative and/or hedging purposes and may be weighted toward either the long or short side of the position. The Investment Manager and/or the Sub-Advisers may from time to time also make short sales “against the box”, where the Fund retains a long position in the same security. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited. At any particular time, the Fund’s portfolio overall may be “net long” (i.e., the value of long positions, at cost, will be greater than the net exposure on short positions) or “net short” (net exposure on short positions will be greater than the value of long positions).

Repurchase and Reverse Repurchase Agreements. The Fund may enter into repurchase and reverse repurchase agreements. When the Fund enters into a repurchase agreement, it “sells” securities to a broker-dealer or financial institution, and agrees to repurchase such securities on a mutually agreed date for the price paid by the broker-dealer or financial institution, plus interest at a negotiated rate. In a reverse repurchase transaction, the Fund “buys” securities issued from a broker-dealer or financial institution, subject to the obligation of the broker-dealer or financial institution to repurchase such securities at the price paid by the Fund, plus interest at a negotiated rate. The use of repurchase and reverse repurchase agreements by the Fund involves certain risks. For example, if the seller of securities to the Fund under a reverse repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. It is possible, in a bankruptcy or liquidation scenario, that the Fund may not be able to substantiate its interest in the underlying securities. Finally, if a seller defaults on its obligation to repurchase securities under a reverse repurchase agreement, the Fund may suffer a loss to the extent that it is forced to liquidate its position in the market, and proceeds from the sale of the underlying securities are less than the repurchase price agreed to by the defaulting seller. Similar elements of risk arise in the event of the bankruptcy or insolvency of the buyer.

Bank Debt Transactions. The Fund may invest in bank loans and participations, including first-lien, second-lien and unitranche loans. Bank loans are generally debt instruments that are secured by the assets of a borrower. Investing in bank loans involves risks that are additional to, and different from, those relating to investments in other types of debt and fixed-income securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the Fund’s investment.

The bank loans in which the Fund may invest are generally illiquid. There is no active trading market for most bank loans and participations and the Fund may be unable to sell its bank loan investments quickly or at a fair price. Even where a secondary market for certain bank loans and loan participations exists, the market may be subject to irregular trading activity and wide bid/ask spreads, which may limit liquidity and pricing transparency. There is generally less readily available and reliable information about bank loans and participations than other types of debt instruments and the Fund might be unable to appraise the value of its bank loan investments quickly or accurately. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

Bank loans and participations are also subject to the risk that a borrower will default on a scheduled interest or principal payment. The risk of a borrower’s default will increase with market downturns or substantial increases in interest rates. The value of bank loans and participations may be adversely affected by price volatility due to factors such as the market’s perception of a borrower’s creditworthiness or general market liquidity. If a borrower defaults and a bank loan is foreclosed, the Fund could become the owner, in whole or in part, of any collateral securing the loan, and may bear the costs of owning and disposing of such collateral. The Fund may invest in bank loans through assignments, whereby the Fund assumes the position of the lender to the borrower, or loan participations, whereby the Fund purchases all or a portion of the economic interest in a loan. If it invests in a loan participation, the Fund will generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement and may not benefit directly from the collateral securing the underlying debt obligation. In the event of the insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of the lender and may have limited rights to any collateral underlying the loan participation. As a consequence, the Fund may be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities. Additionally, the bank loan market is currently facing unprecedented levels of illiquidity and volatility. There can be no assurance as to when or even if this current market illiquidity and volatility will abate or that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity, that the current period of illiquidity will not persist or worsen or that the market will not experience periods of significant illiquidity in the future.

SECURED AND FIRST-LIEN LOAN RISK. The Fund may invest in secured bank loans and participations, which include first-lien instruments. Secured debt in many instances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trader creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon market conditions. Additionally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies.

SUBORDINATED AND SECOND-LIEN LOANS. The Fund may invest in secured subordinated loans, including second-lien loans. Second-lien loans are generally second in line in terms of repayment priority. A second-lien loan may have a claim on the same collateral pool as the first-lien or it may be secured by a separate set of assets. Second-lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third- or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market, liquidity, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.

UNITRANCHE LOANS RISK. The Fund may invest in unitranche loans, which are loans that combine both senior and subordinated debt, generally in a first-lien position. Because unitranche loans combine characteristics of senior and subordinated debt, they have risks similar to the risks associated with secured debt and subordinated debt according to the combination of loan characteristics of the unitranche loan. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term and there is a heightened risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

DEFAULT RISK. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrowers underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest may not be guaranteed or insured by a third party and may not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in its ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a direct lending platform because the borrowers have no collateral at risk. The Fund will generally not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

RIGHTS AND WARRANTS. The Fund may invest in rights and warrants. Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that the Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable the Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

CONVERTIBLE SECURITIES RISK. Convertible securities have characteristics of both equity and fixed-income securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions. In particular, when interest rates rise, fixed-income securities will decline in value. Convertible securities frequently have speculative characteristics and may be acquired without regard to minimum quality ratings. Lower quality convertible securities, also known as “junk bonds,” involve greater risk of default or price changes due to the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default or may be in default.

UNDERLYING FUND RISK. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (“Underlying Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

U.S. GOVERNMENT SECURITIES. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or U.S. government sponsored enterprises (“GSEs”), including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Complexity of Quantitative Trading Strategies; Reliance on Technology. Many of the investments that the Investment Manager and/or Sub-Advisers are expected to trade on behalf of the Fund, and many of the trading strategies that the Investment Manager and/or Sub-Advisers are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs.

SPECIAL PURPOSE ACQUISITION COMPANIES RISKS.  The Fund may invest in special purpose acquisition companies (“SPACs”). SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities.  Unless and until an acquisition is completed, a SPAC generally invests its assets (less an amount to cover expenses) in U.S. Government securities, money market fund securities and cash.  SPACs and similar entities may be blank check companies with no operating history or ongoing business other than to seek a potential acquisition.  Accordingly, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may seek acquisitions only in limited industries or regions, which may increase the volatility of their prices.  If an acquisition that meets the requirements for the SPAC is not completed within a predetermined period of time, the invested funds are returned to the entity’s shareholders. Investments in SPACs may be illiquid and/or be subject to restrictions on resale. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective.

VALUATION RISK. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for some of the Fund’s investments, including private funds and bank loans and participations, to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments.

* * *

LIMITS OF RISK DISCLOSURES.  The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

LISTED CLOSED-END FUND

The Fund is organized as a closed-end management investment company and its shares have been listed for trading on the NYSE since May 10, 2018. The Fund’s net asset value per Share as of the close of business on September 24, 2018 was $14.70 per Share and last reported sale price of the Fund’s Shares, as reported by NYSE on that day was $15.02 per Share, representing a 2.2% premium to such net asset value. The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  Shares of closed-end funds frequently trade at a discount to net asset value and there is a risk that you will not be able to sell your Shares at a price higher than or equal to net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value will decline. Additionally, there can be no assurance that the volume of trading in the Fund’s Shares on the NYSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame. The Shares are appropriate only for those investors who can tolerate risk and limited liquidity. See “INVESTOR SUITABILITY.”

MANAGEMENT OF THE FUND

THE BOARD OF DIRECTORS.  The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF DIRECTORS AND OFFICERS” in the Fund’s SAI for the identities of the Directors and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT MANAGER AND SUB-ADVISERS.  Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including selecting each Sub-Adviser and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. The Investment Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As of July 31, 2018 the Investment Manager had assets under management of approximately $969.8 million.

Each Sub-Adviser selected by the Investment Manager, subject to Shareholder approval, is primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager. Founded in 2000, RiverNorth Capital Management, LLC (“RiverNorth”) is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth is registered with the SEC as an investment adviser and manages, as of May 31, 2018, approximately $3.47 billion for individuals and institutions, including limited partnerships, mutual funds and employee benefit plans. Founded in 2009, Angel Oak Capital Advisors, LLC (“Angel Oak”) is located at 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Angel Oak is registered with the SEC as an investment adviser and manages, as of May 31, 2018, approximately $8.9 billion for pooled investment vehicles, investment companies, high net worth individuals and banking institutions.

The Investment Manager, the Sub-Advisers and their affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Manager and/or a Sub-Adviser or one of their affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGERS. The personnel of the Investment Manager and Sub-Advisers who currently have primary responsibility for management of the Fund (the “Portfolio Managers”) are as follows:

MICHAEL PECK – Portfolio Manager – Mr. Peck, CFA, joined Vivaldi in February 2012 and is currently President and Co-Chief Investment Officer. Prior to Vivaldi, Mr. Peck was a Portfolio Manager at Coe Capital, LLC, a Chicago-based registered investment adviser, from March 2010 to December 2011. From June 2007 through March 2009, Mr. Peck was a paid consultant at various real estate and investment companies. From 2006 to 2008, Mr. Peck was a Senior Financial Analyst/Risk Manager at The Bond Companies. Mr. Peck graduated from Lehigh University with a Bachelor of Science in Accounting. Mr. Peck also holds a Master of Arts in Finance and a Masters in Business Administration (Real Estate Analysis and Financial Analysis) from DePaul University and is a Chartered Financial Analyst (“CFA”).

SCOTT HERGOTT – Portfolio Manager – Mr. Hergott joined Vivaldi in January 2013 and currently serves as both the Director of Research and Co-Chief Investment Officer. From 2010 to 2012, Mr. Hergott held both risk management and business development roles at Citadel – specifically the Pioneer Path platform of portfolio managers. Prior to Citadel, from 2003 to 2010, Mr. Hergott was a Portfolio Manager at Iron Partners, LLC, a fund of hedge funds, where he was responsible for sourcing managers and performing investment due-diligence. Mr. Hergott has a Bachelor of Arts degree in Business from Northeastern Illinois University.

MATTHEW KENNEDY – Portfolio Manager – Mr. Kennedy is a Senior Portfolio Manager of Angel Oak Capital Advisors and Portfolio Manager of the Fund. Mr. Kennedy has over 20 years of capital markets and asset management experience. Prior to joining Angel Oak in 2016, Mr. Kennedy spent seven years as a portfolio manager with Rainier Investment Management, LLC, where he served as Director of Fixed Income Management. Mr. Kennedy began his investment career in 1995 at GE Financial Assurance, where he served as a Senior Analyst and made investment recommendations for investment grade, high yield, and private placement portfolios. From 1991 through 1994, he was a CPA and Auditor at Deloitte & Touche. Mr. Kennedy is a member of the CFA Institute and the Seattle Society of Financial Analysts. He holds the Chartered Financial Analyst designation. Mr. Kennedy received his Bachelor of Arts degree in Business Administration, with specializations in Finance and Accounting, from Washington State University.

COLIN MCBURNETTE – Portfolio Manager – Mr. McBurnette is a Portfolio Manager of Angel Oak Capital Advisors and Portfolio Manager of the Fund. Mr. McBurnette focuses on security and portfolio analytics. Prior to joining Angel Oak in 2012, Mr. McBurnette worked for Prodigus Capital Management, where he served on the investment committee and ran the analytics group. He was responsible for acquisition and management of their distressed debt portfolio, as well as the development of their proprietary financial technology platform. Previously, Mr. McBurnette worked in the Real Estate Capital Markets group for Wachovia Bank and Wells Fargo where he focused on risk management for their commercial real estate REPO lines. Mr. McBurnette holds a B.B.A. in Finance and in Real Estate from the University of Georgia.

SCREENI PRABHU – Portfolio Manager – Mr. Prabhu is Chief Investment Officer of Angel Oak Capital Advisors and a Portfolio Manager of the Fund. Prior to co-founding Angel Oak in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

BRIAN MURPHY – Portfolio Manager – Mr. Murphy joined Vivaldi in March 2014 as a Senior Research Analyst and currently serves as portfolio manager to the Fund. Mr. Murphy was previously a Director at Voyager Management, LLC (“Voyager Management”), a fund of hedge fund firm, from 2010 to 2014. Prior to Voyager Management, from 2009 to 2010, Mr. Murphy was Derivatives Product Specialist at Analytic Investors, specializing in quantitative derivative hedge fund strategies. Mr. Murphy was also an Analyst at Iron Partners, LLC, a fund of hedge fund firm, from 2007 to 2009, where he was primarily responsible for covering hedged equity, equity trading, derivative and structured product services. Mr. Murphy graduated from Miami University with a Bachelor of Science in Finance.

KYLE MOWERY – Portfolio Manager – Mr. Mowery joined Vivaldi in February 2015 and currently serves as portfolio manager to the Fund. Mr. Mowery is also Managing Partner of GrizzlyRock Capital, LLC (“GrizzlyRock”). Mr. Mowery graduated from the University of Chicago Booth School of Business with a Master of Business Administration degree and from the University of California, Los Angeles with a Bachelor of Arts in Economics. Prior to founding GrizzlyRock in 2012, Mr. Mowery served in Leveraged Finance at BMO. Before joining BMO in 2010, Mr. Mowery was an Analyst at McDonnell Investment Management, LLC. Before joining McDonnell Investment Management in 2007, Mr. Mowery was an Analyst at Pacific Alternative Asset Management Company.

JEFF O’BRIEN – Portfolio Manager – Mr. O’Brien joined Vivaldi in 2014 and currently serves as portfolio manager to the Fund in addition to two hedge funds and several separately managed accounts. Prior to joining Vivaldi, Mr. O’Brien was the Founder and Managing Member of Glenfinnen Capital, LLC (“Glenfinnen”) which served as the investment advisor for two merger arbitrage hedge funds. Prior to founding Glenfinnen in April 2000, Mr. O’Brien served as a portfolio manager and research analyst on the risk arbitrage desk at First Capital Alliance for five years and before that as a credit analyst at NationsBank. Mr. O’Brien earned a B.S. in Finance from Indiana University.

DANIEL LANCZ – Portfolio Manager – Mr. Lancz has been a Portfolio Manager with Vivaldi since December 2014. Prior to joining Vivaldi, Mr. Lancz served as Director of Research for Glenfinnen and oversees the investment research for two merger arbitrage hedge funds. Prior to joining Glenfinnen in 2003, Mr. Lancz was the Director of Research of a merger arbitrage hedge fund, Augusta Capital Management. Mr. Lancz earned a B.S. from Miami University, located in Oxford, Ohio.

PATRICK W. GALLEY – Portfolio Manager – Mr. Galley joined RiverNorth in 2004 and serves as Chief Investment Officer and Portfolio Manager. Mr. Galley heads the firm’s research and investment teams and oversees all portfolio management activities at RiverNorth. Mr. Galley also serves as the President and Chairman of RiverNorth’s proprietary funds. Prior to joining RiverNorth, Mr. Galley was Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America, he specialized in analyzing and structuring corporate transactions for investment management firms in addition to closed-end and open-end funds, hedge funds, funds of funds, structured investment vehicles and insurance/reinsurance companies. Mr. Galley graduated with honors from Rochester Institute of Technology with a B.S. in Finance. He has received the Chartered Financial Analyst (CFA) designation, and is a member of both the CFA Institute and the CFA Society of Chicago.

STEPHEN O’NEILL – Portfolio Manager – Mr. O’Neill joined RiverNorth in 2007 and serves as Portfolio Manager. He co-manages the firm’s closed-end fund trading strategies. Mr. O’Neill is also a member of the asset allocation team and helps to oversee the firm’s research analysts. Prior to joining RiverNorth, Mr. O’Neill was Assistant Vice President at Bank of America in the Global Investment Bank’s Portfolio Management group. At Bank of America he specialized in the corporate real estate, asset management and structured finance industries. Mr. O’Neill graduated Magna Cum Laude from Miami University of Ohio with a B.S. in Finance and a minor in Economics. He has received the Chartered Financial Analyst (CFA) designation and is a member of both the CFA Institute and the CFA Society of Chicago.

SAM DUNLAP – Portfolio Manager – Mr. Dunlap joined Angel Oak Capital Advisors in 2009 and is a Managing Director and Senior Portfolio Manager at the firm. Mr. Dunlap serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak Flexible Income Fund and is also responsible for managing the separately managed accounts for Angel Oak clients, primarily depository institutions. He also focuses on building and managing strategies within the RMBS market as well as managing the interest rate risk exposure across the Angel Oak funds and managed accounts.

Mr. Dunlap began his capital markets career in 2002 and has investment experience across multiple sectors of the fixed income markets. Prior to joining Angel Oak in 2009, Mr. Dunlap spent six years marketing and structuring interest rate derivatives with SunTrust Robinson Humphrey where he focused on both interest rate hedging products and interest rate linked structured notes. Mr. Dunlap’s previous experience included two years at Wachovia in Charlotte, NC supporting the agency mortgage pass-through trading desk. Mr. Dunlap received a B.A. in Economics from the University of Georgia.

BERKIN KOLOGLU – Portfolio Manager – Mr. Kologlu joined Angel Oak Capital Advisors in 2013 and is a Managing Director and Senior Portfolio Manager at the firm. Mr. Kologlu serves as a Portfolio Manager of the Angel Oak Multi-Strategy Income Fund and the Angel Oak High Yield Opportunities Fund. Mr. Kologlu has 14 years’ experience in fixed income products and focuses on building and managing strategies within the collateralized loan obligation (“CLO”) market.

Mr. Kologlu spent the previous six years as an Executive Director at UBS, covering structured products and client solutions. Prior to UBS, Mr. Kologlu worked at Bank of America, where he focused on the structuring and marketing of CLOs and synthetic collateralized debt obligations (“CDOs”) backed by corporate credit. Before Bank of America, Mr. Kologlu worked in Turkey as a commercial banker, where he was responsible for lending to large cap corporations. Mr. Kologlu received his M.B.A. from Duke University’s Fuqua School of Business and his B.S. in Civil Engineering from Bogazici University in Istanbul, Turkey.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement between the Investment Manager and the Fund became effective as of August 14, 2017 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Fund’s annual report to Shareholders for the period ended March 31, 2018.

The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any partner, director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Manager or any partner, director, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES – The Sub-Advisers” in the SAI for a discussion of the sub-advisory agreements among the Fund, the Investment Manager and each Sub-Adviser.

INVESTMENT MANAGEMENT FEE

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets for the services and facilities it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund. The Investment Management Fee is computed as of the last business day of each month and is due and payable in arrears within thirty-five (35) business days after the end of the month.

INVESTOR SUITABILITY

An investment in the Fund involves substantial risks and may not be suitable for all investors. You may lose money or your entire investment in the Fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the potential limited liquidity of the Shares and should be viewed as a long-term investment. Before making an investment decision, investors and their financial advisers should (i) consider the suitability of an investment in the Shares with respect to the investor’s investment objectives and personal situation, and (ii) consider factors such as personal net worth, income, age, risk tolerance and liquidity needs.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Investment Manager or any other service provider for the Fund.

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of the Fund’s Shares. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of Shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase Shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase Shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase Shares. Investors purchasing Shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the Shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Investment Adviser pays the Distributor a fee for certain distribution-related services.

The following table summarizes the compensation payable to the Distributor in connection with this offering.

Agreement	Fees	Maximum Fee
Distribution Services Agreement	Distribution Services(1)	$70,000	(3)
Securities Activities and Services Agreement	Registered Representative Services(2)	$44,000	(3)

(1) The Distributor is compensated by the Investment Manager (and not the Fund) for providing certain distribution services, including out-of-pocket expenses. The fee is subject to a minimum annual fee of $15,000 and the total fee to be received by the Distributor for the initial three-year period of the offering shall not exceed $45,000 and total out-of-pocket expenses pursuant to the Distribution Services Agreement shall not exceed $25,000 over the initial three-year period of the offering.

(2) The Distributor is compensated by the Investment Manager (and not the Fund) for providing registered representative registration services to the Investment Manager. The Distributor will be paid a fee of $31,500 over the initial three-year period of the offering, plus expenses, which will not exceed $12,500 over the initial three-year period of the offering.

(3) Paid by the Investment Manager and not the Fund.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund will indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable counsel fees incurred in connection therewith) arising out of or relating to (i) the Distributor serving as distributor of the Fund pursuant to the Distribution Agreement; (ii) the Fund’s breach of any of its obligations, representations, warranties or covenants contained in the Distribution Agreement; (iii) the Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the Fund’s registration statement, prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the Securities Act of 1933, as amended, or any other statute or the common law, any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Fund are sold; provided, however, that the Fund’s indemnification obligation shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Fund’s registration statement, prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Fund or its counsel by the Distributor in writing and acknowledging the purpose of its use. In no event shall anything contained in the Distribution Agreement be so construed as to protect the Distributor against any liability to the Fund or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Distribution Agreement or by reason of its reckless disregard of its obligations under the Distribution Agreement.

There is no minimum aggregate amount of Shares required to be purchased in any offering.

PLANS OF DISTRIBUTION

Plan of Distribution for Shares

The Fund may also sell Shares through underwriters or dealers, directly to one or more purchasers (including existing Shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of the Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

The Fund may sell Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved.

In connection with the sale of Shares, underwriters or agents may receive compensation in the form of discounts, concessions or commissions. Underwriters may sell Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive and any profit realized by them on the resale of Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received will be described in the applicable Prospectus Supplement. The maximum amount of all compensation to be received by any FINRA member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. The Fund will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing Shareholders, the Fund may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

In order to comply with the securities laws of certain states, if applicable, Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

Plan of Distribution for Selling Shareholder Shares

The distribution of Selling Shareholder Shares pursuant to this registration statement may be effected, from time to time, at the prevailing market price at the time of sale. The last reported sale price of the Fund’s Shares, as reported by NYSE on September 24, 2018 was $15.02 per share. In connection with the sale of the Selling Shareholder Shares, underwriters or agents may receive compensation from the Investment Manager and/or the Selling Shareholders or from purchasers of Selling Shareholder Shares, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Selling Shareholder Shares through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Selling Shareholder Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from the Investment Manager and/or the Selling Shareholders and any profit realized by them on the resale of the Selling Shareholder Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified, and any such compensation received from the Investment Manager and/or the Selling Shareholders will be described in an applicable prospectus supplement.

Under agreements into which the Selling Shareholders may enter, underwriters, dealers and agents who participate in the distribution of the Selling Shareholder Shares may be entitled to indemnification by the Selling Shareholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, the Fund and the Investment Manager in the ordinary course of business.

If so indicated in the applicable prospectus supplement, the Selling Shareholders will authorize underwriters or other persons acting as the Selling Shareholders’ agents to solicit offers by certain institutions to purchase Selling Shareholder Shares from the Selling Shareholders to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by the Selling Shareholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of Selling Shareholder Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, Selling Shareholder Shares hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, Selling Shareholder Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The Investment Manager will pay customary costs and expenses of the registration of the Selling Shareholder Shares, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws. The Investment Manager will also pay all underwriting discounts and selling commissions, if any, attributable to sale of the Selling Shareholder Shares being registered.

There can be no assurance that the Selling Shareholders will sell any or all of the Selling Shareholder Shares registered pursuant to this registration statement, of which this prospectus forms a part. Once sold under the registration statement, of which this prospectus forms a part, the Selling Shareholder Shares will be freely tradable in the hands of persons other than the Fund’s affiliates.

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and any repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

In consideration for these services, the Fund pays the Administrator an annual fee of 0.06% of the Fund’s net assets. In addition, the Fund pays the Administrator its pro-rata share, based on combined assets under management, of an annual relationship-level base fee of $75,000 paid by all registered investment companies advised by the Investment Manager and serviced by the Administrator. This fee generally covers fund administration, fund accounting, tax regulation and compliance, record keeping and custody administration services provided by UMB Fund Services, Inc. or its affiliates. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund or the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106.

American Stock Transfer & Trust Company, LLC (“AST”) serves as the Fund’s transfer agent and dividend paying agent. AST’s principal business address is 6201 15th Avenue, Brooklyn, NY 11219.

FUND EXPENSES

The Fund pays all of its expenses or reimburses the Investment Manager or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees; research expenses (including, without limitation, expenses of consultants who perform fund manager due diligence research); fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with any repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Manager or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Manager bears all of its expenses and costs incurred in providing investment advisory services to the Fund, including Sub-Advisers’ fees as well as travel and other expenses related to the selection and monitoring of investments. In addition, the Investment Manager is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will not bear directly any costs associated with the offering of the Selling Shareholders’ Shares being registered hereunder.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder has the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders are not entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

The Investment Manager, the Sub-Advisers and their affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager, the Sub-Advisers and their affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager, the Sub-Advisers and their affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager, the Sub-Advisers and their affiliates seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager, the Sub-Advisers or their affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager, the Sub-Advisers and their affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager, the Sub-Advisers and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager, the Sub-Advisers or their affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Manager and each Sub-Adviser have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

OUTSTANDING SECURITIES

As of July 11, 2018, there were 5,580,419 outstanding Shares of the Fund.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend any repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board.  The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors.  To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with any repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’.

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

To the extent that the Fund invests in private investment funds, the Fund will generally value those assets, in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying fund manager of a private investment fund.

Prior to the Fund investing in any private investment fund, the Investment Manager or Sub-Advisers will conduct a due diligence review of the valuation methodologies utilized by the private investment fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager or Sub-Advisers reasonably believe to be consistent, in all material respects, with those used by the Fund in valuing its own investments. Although the Valuation Procedures provide that the Investment Manager or Sub-Advisers will review the valuations provided by the underlying fund managers to the private investment funds, none of the Board or the Investment Manager or Sub-Advisers will be able to confirm independently the accuracy of valuations provided by such underlying fund managers, which may be unaudited.

The Fund’s Valuation Procedures require the Investment Manager or Sub-Advisers to take reasonable steps in light of all relevant circumstances to value the Fund’s portfolio. The Investment Manager or Sub-Advisers will consider such information, and may conclude in certain circumstances that the information provided by an underlying fund manager does not represent the fair value of the Fund’s interests in the private investment fund. Although redemptions of interests in private investment funds are subject to advance notice requirements, private investment funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the private investment fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the private investment fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board, the Investment Manager or Sub-Advisers will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying fund manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the underlying fund managers, upon which the Fund calculates its NAV may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from private investment funds may be revised and fiscal year-end NAV calculations of the private investment funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time.

The Valuation Procedures provide that, where deemed appropriate by the Investment Manager or Sub-Advisers and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund’s investment will be revalued in a manner that the Investment Manager or Sub-Advisers, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager or Sub-Advisers are fair to the Fund and consistent with applicable regulatory guidelines.

The Investment Manager and/or the Sub-Advisers act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager and/or the Sub-Advisers or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each business day. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Manager) may suspend the calculation of NAV.  The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended. Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year.  The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

DISTRIBUTION POLICY

The Fund intends to make monthly distributions to its shareholders equal to 10% annually of the Fund’s net asset value per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time.

If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested in additional Shares of the Fund. See “Dividend Reinvestment Plan.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. As required under the Investment Company Act, the Fund will provide a notice to shareholders at the time of a payment or distribution when such does not consist solely of net income. Additionally, each payment will be accompanied by a written statement which discloses the source or sources of each payment. The IRS requires you to report these amounts, excluding returns of capital, (such amounts will be reported by the Fund to shareholders on IRS Form 1099) on your income tax return for the year declared. The Fund will provide disclosures, with each payment, that estimates the percentages of the current and year-to-date payments that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize payments made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. Nevertheless, persons who periodically receive the payments may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any payment from the Fund is net profit.

The Board reserves the right to change the Distribution Policy from time to time.

DIVIDEND REINVESTMENT PLAN

The Fund will operate under a dividend reinvestment plan (the “Plan” or “DRIP”) administered by the Fund’s transfer agent (the “Plan Administrator”). Pursuant to the Plan, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in Shares of the Fund.

Shareholders automatically participate in the Plan, unless and until an election is made to withdraw from the Plan on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Plan Administrator in writing. Such written notice must be received and processed by the Plan Administrator prior to the record date of the Distribution or the shareholder will receive such Distribution in Shares through the Plan and such termination will be effective with respect to any subsequently declared Distribution. Under the Plan, the Fund’s Distributions to shareholders are reinvested in full and fractional Shares as described below.

Whenever the Fund declares a Distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. The Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the Fund’s net asset value per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions (i.e., the Fund’s Shares are trading at a discount), the Plan Administrator will invest the Distribution amount in Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Distribution, the Plan Administrator will have until the last business day before the next date on which the Shares trade on an “ex-dividend” basis or thirty (30) days after the payment date for such Distribution, whichever is sooner (the “Last Purchase Date”), to invest the Distribution amount in Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Distributions. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

Beneficial owners of Shares who hold their Shares in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan. In the case of Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. Participants that request a sale of Shares through the Plan Administrator are subject to brokerage commissions.

Neither the Plan Administrator nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the Plan, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases under the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Administrator at American Stock Transfer & Trust Company- Plan Administration Department P.O. Box 922 Wall Street Station, New York, New York 10269-0560. Certain transactions can be performed by calling the toll free number 1-800-937-5449.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences other than those arising under the federal income tax laws). You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund invests may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Fund shareholders may receive larger capital gain distributions than they would in the absence of such transactions.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Distributions to Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Fund Shares. A Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Fund Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges and Redemptions. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period exceeds twelve (12) months. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund is required to compute and report the cost basis of shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method, unless you instruct the Fund to select a different method or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your broker or other advisor, they may select a different method. In these cases, please contact the holder of your shares to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to shares held in an IRA or other tax qualified plan are not currently taxable unless the Fund Shares were acquired with borrowed funds.

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short-term capital gain dividends which are generally exempt from this withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN or W-BEN-E to establish entitlement for these treaty benefits.

A foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting and Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Other Tax Matters

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund are considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, neither the Investment Manager nor any Sub-Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain ERISA Plan investors may currently maintain relationships with the Investment Manager or a Sub-Adviser or with other entities that are affiliated with the Investment Manager or a Sub-Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in the Fund by any investor is $1,500 and the minimum subsequent investment in the Fund by any investor is $500. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. The purchase price for Shares is based on the NAV per Share, less any applicable fees, as of the date such Shares are purchased.

Shares are generally offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from an investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

Pending acceptance by the Fund, funds received from prospective investors may be placed in an escrow account with UMB Bank, n.a., the Fund’s escrow agent. The balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

If and when the Selling Shareholders sell the Selling Shareholders Shares being registered, the price of the Selling Shareholders Shares will be at the prevailing market price at the time of sale.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Directors. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Grant Thornton LLP of 171 N. Clark Street, Suite 200, Chicago, Illinois 60601-3370, as the independent registered public accountants of the Fund.

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Directors.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212.

The Vivaldi Opportunities FUnd

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

Investment Manager Vivaldi Asset Management, LLC 225 W. Wacker Drive, Suite 2100 Chicago, IL 60606	Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank UMB Bank, N.A. 1010 Grand Boulevard Kansas City, MO 64106	Transfer Agent American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219
Independent Registered Public Accounting Firm Grant Thornton LLP 171 N. Clark Street, Suite 200 Chicago, Illinois 60601-3370	Fund Counsel Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED September 27, 2018

STATEMENT OF ADDITIONAL INFORMATION

VIVALDI OPPORTUNITIES FUND

(VAM)

Dated September 27, 2018

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(877) 779-1999

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Vivaldi Opportunities Fund (the “Fund”) dated September 27, 2018, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of common stock (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Foreside Fund Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations. The Fund’s Prospectus, which is dated September 27, 2018, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. The Fund may not:

(1)	Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)	Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)	Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

(4)	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(5)	Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

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(6)	Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)	Invest 25% or more of the value of its total assets in the securities of issuers that the Fund’s investment advisor determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Directors of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND RELATED RISKS

As discussed in the Prospectus, the Fund pursues its investment objective by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers (each a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Adviser. This section provides additional information about various types of investments and investment techniques that may be employed by the Fund and their related risks. Any decision to invest in the Fund should take into account that the Fund’s investments will be subject to related risks, which can be substantial.

Equity Securities

The investment portfolio of the Fund will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

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The Fund may invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro-cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be deemed illiquid.

Fixed-Income Securities

The Fund may invest in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by the Investment Manager or a Sub-Adviser to be of comparable quality.

Non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

The Fund may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

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The Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund’s non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund’s investment objective, such as when the Investment Manager or a Sub-Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Fund may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager or a Sub-Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of the Fund’s investment portfolio against various risks or other factors that generally affect the values of securities. The Fund may also use these techniques for non-hedging purposes in pursuing its investment objective. These techniques may involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

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Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, and the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Options and Futures

The Investment Manager or a Sub-Adviser may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. Such transactions may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund may include options on baskets of specific securities. The Fund may utilize European-style or American-style options. European-style options are only exercisable at their expiration. American-style options are exercisable at any time prior to the expiration date of the option.

The Investment Manager or a Sub-Adviser may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books. The sale of such an option exposes the seller during the term of the option to a continuing decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Fund could exercise the option should the Investment Manager or a Sub-Adviser deem it advantageous to do so.

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The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Investment Manager’s and Sub-Advisers’ ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

The Fund currently intends to limit investments in commodity futures, commodity options contracts and swaps to below the de minimis thresholds adopted by the Commodity Futures Trading Commission (“CFTC”) in its 2012 amendments to Rule 4.5 (see below for a description of these thresholds). For this reason, the Investment Manager and Sub-Advisers are not required to register as “commodity pool operators” (“CPO”) under the Commodity Exchange Act with respect to the Fund at this time.

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With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations to claim an exemption from being considered a “commodity pool” and having the investment adviser register as a CPO: (i) the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (ii), the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Investment Manager or a Sub-Adviser is required to register as a CPO with respect to the Fund, the disclosure and operations of the Fund must comply with all applicable CFTC regulations.

Options on Securities Indexes

The Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Investment Manager’s and Sub-Advisers’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities.

Swap Agreements

The Fund may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

The Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. After the Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

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Indirect Investment in Marketplace Lending Investments

The Fund may invest up to 5% of its assets indirectly in marketplace lending investments through investment in RiverNorth Marketplace Lending Corporation, a closed-end, registered investment company that intends to invest, under normal circumstances, at least 80% of its investments in Marketplace Lending Instruments (as defined below). RiverNorth Marketplace Lending Corporation’s marketplace lending investments may be made through a combination of: (i) investing in loans to consumers, small- and mid-sized companies (“SMEs”) and other borrowers, including borrowers of student loans, originated through online platforms (or an affiliate) that provide a marketplace for lending (“Marketplace Loans”) through purchases of whole loans (either individually or in aggregations); (ii) investing in notes or other pass-through obligations issued by a marketplace lending platform (or an affiliate) representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; (iv) investing in private investment funds that purchase Marketplace Loans; (v) acquiring an equity interest in a marketplace lending platform (or an affiliate); and (vi) providing loans, credit lines or other extensions of credit to a marketplace lending platform (or an affiliate) (the foregoing listed investments are collectively referred to herein as the “Marketplace Lending Instruments”).

Marketplace Lending Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds. Accordingly, the Fund’s indirect investments in Marketplace Lending Instruments constitute highly risky and speculative investments similar to investments in “junk” bonds. The Marketplace Lending Instruments in which the Fund may invest indirectly may have varying degrees of credit risk. There can be no assurance that payments due on underlying Marketplace Loans will be made.

RiverNorth Capital Management, LLC, one of the Fund’s sub-advisers, serves as RiverNorth Marketplace Lending Corporation’s investment adviser. The Fund will invest in RiverNorth Marketplace Lending Corporation only in accordance with the applicable restrictions of the Investment Company Act, as amended, including Section 12(d)(1).

Hedging Transactions

The Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates, and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Investment Manager or a Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

9

Leverage

The Fund may leverage the Fund through (i) borrowings, (ii) swap agreements, options or other derivative instruments (iii) use of short sales, or (iv) a combination of these methods. The Fund does not expect to engage in borrowing during its first year of operation. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager or a Sub-Adviser determines to be creditworthy.

As a result of this leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Short Selling

The Fund will engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

The Fund may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Dependence on the Investment Manager

The success of the Fund depends upon the ability of the Investment Manager and Sub-Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

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Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Investment Manager or a Sub-Adviser could occur during the term of the Fund. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund's portfolio.

Reliance on Key Personnel

The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Investment Manager and Sub-Advisers. If one or more key individuals leaves the Investment Manager or a Sub-Adviser, the Investment Manager or Sub-Adviser, as applicable, may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.

Multi-Manager Risk

Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objective. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its oversight of the Sub-Advisers. The Sub-Advisers may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. Because each Sub-Adviser makes investment decisions independently, it is possible that one or more Sub-Advisers may, at any time, take positions that may be opposite of positions taken by other Sub-Advisers or the Investment Manager. In such cases, the Fund will incur brokerage and other transaction costs with little to no net investment results. The Sub-Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security’s cost. The multi-manager approach could increase the Fund’s portfolio turnover rates, which may result in higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, and higher broker commissions and other transaction costs. The trading costs and tax consequences associated with portfolio turnover may adversely affect the Fund’s performance.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

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Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for the Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund to close out positions.

Cyber Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, the Investment Manager, Sub-Advisers, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of Shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private Shareholder information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes.

BOARD OF DIRECTORS AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Maryland, the Fund’s Articles of Incorporation and Bylaws and applicable provisions of the Investment Company Act. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Director”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Directors of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”). Any Director who is not an Independent Director is an interested Director (“Interested Director”).

The identity of Directors of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

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The Directors serve on the Board for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed or resigns or, among other events, upon the Director’s death, incapacity, retirement or bankruptcy. A Director may resign upon written notice to the other Directors of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Directors of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Director, the remaining Directors of the Fund may appoint an individual to serve as a Director so long as immediately after the appointment at least two-thirds of the Directors of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Director of the Fund, and must do so if the Directors who were elected by the Shareholders of the Fund cease to constitute a majority of the Directors then serving on the Board.

INDEPENDENT DIRECTORS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	President and Director, Client Opinions, Inc. (2003-2011); Chief Operating Officer, Brandywine Global Investment Management (1998-2002).	6

Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993-2009).	6

Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since January 1, 2018	Managing Director, Veritable LP (2016 – Present) Founder/President, Ascendant Capital Partners, LP (2001 – 2015); Trustee, Quaker Investment Trust	1

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INTERESTED DIRECTOR AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR

Anthony Fischer* Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Director	Since Inception	Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6

Michael Peck Year of Birth: 1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 - present); Portfolio Manager, Coe Capital Management (2010 –2011).	N/A

Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – present); Director, Coe Capital Management LLC (2010 – 2011).	N/A

Perpetua Seidenburg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since June 5, 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – present; Auditor, PricewaterhouseCoopers from September 2012 – March 2014.	N/A

Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services (September 2017 - Present); Vice President, Senior Client Service Manager (January 2013 - September 2017); Assistant Vice President, Client Relations Manager (2002 - January 2013); UMB Fund Services, Inc.	N/A

* Mr. Fischer is deemed to be interested person of the Fund because of his prior affiliation with an affiliate of the Fund’s Administrator, UMB Fund Services, Inc.

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The Board believes that each of the Directors’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the other Directors, the Investment Manager, the Sub-Advisers, the Fund’s other service providers, counsel and the independent registered public accounting firm; and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director.

Anthony Fischer. Mr. Fischer has been a Director since the Fund’s inception. Mr. Fischer has more than 25 years of experience in the financial services industry.

David G. Lee. Mr. Lee has been a Director since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Director since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Gary E. Shugrue. Mr. Shugrue has been a Director since January 1, 2018. Mr. Shugrue has more than 30 years of experience in the financial services industry.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Articles of Incorporation and Bylaws. The Board is currently composed of four members, three of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Directors meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Anthony Fischer, an Interested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, Sub-Advisers, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has not appointed a lead independent director. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”) and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Advisers and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Directors

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Directors. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Directors of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a Director. The Nominating Committee may solicit candidates to serve as Directors from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Directors. The Nominating Committee held one meeting during the last year.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Directors. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last year.

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Director Ownership of Securities

As of December 31, 2017, none of the Directors owned Shares of the Fund.

Independent Director Ownership of Securities

As of December 31, 2017, none of the Independent Directors (or their immediate family members) owned securities of the Investment Manager or any Sub-Adviser, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Investment Manager or any Sub-Adviser.

Director Compensation

In consideration of the services rendered by the Independent Directors, the Fund pays each Independent Director a retainer of $10,000 per year. Interested Directors are compensated by the Fund’s administrator and/or its affiliates and are not separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Manager and the Sub-Advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Investment Manager and the Sub-Advisers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

Vivaldi Asset Management, LLC (the “Investment Manager”), serves as the investment advisor to the Fund. The Investment Manager is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to the Investment Management Agreement.

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The Investment Management Agreement became effective as of August 14, 2017, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Investment Management Agreement is available in the Fund’s annual report to Shareholders for the period ended March 31, 2018.

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets (as such term is defined below). Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Investment Management Fee is computed as of the last day of each month, and is due and payable in arrears within thirty-five (35) business days after the end of the month.

The Sub-Advisers

Each Sub-Adviser selected by the Investment Manager, subject to Shareholder approval, is primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager. Founded in 2000, RiverNorth Capital Management, LLC (“RiverNorth”) is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654. RiverNorth is registered with the SEC as an investment adviser and manages, as of December 31, 2017, approximately $3.68 billion for individuals and institutions, including limited partnerships, mutual funds and employee benefit plans. Founded in 2009, Angel Oak Capital Advisors, LLC (“Angel Oak”) is located at 3060 Peachtree Road NW, Suite 500, Atlanta, Georgia 30305. Angel Oak is registered with the SEC as an investment adviser and manages, as of December 31, 2017, approximately $8.46 billion for individuals, banking or thrift institutions, investment companies, pooled investment vehicles and charitable organizations.

Pursuant to separate sub-advisory agreements among the Fund, the Investment Manager and each of RiverNorth and Angel Oak, (each, a “Sub-Advisory Agreement”), the Investment Manager pays RiverNorth a monthly advisory fee with respect to the portion of the Fund’s assets managed by RiverNorth equal to 1.00% of its portion of the Fund’s average daily net assets, and the Investment Manager pays Angel Oak a monthly advisory fee with respect to the portion of the Fund’s assets managed by Angel Oak equal to 0.80% of its portion of the Fund’s average daily net assets. The Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Manager’s management fee. Each Sub-Advisory Agreement may be terminated without the payment of any penalty by the Investment Manager, the Board, or a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act), upon sixty (60) days’ written notice to the Sub-Adviser.

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All fees and expenses are accrued daily and deducted before payment of dividends to investors. Each Sub-Advisory Agreement has been approved by the Board, including a majority of the Independent Directors, and the initial shareholder of the Fund. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreements is available in the Fund’s annual report to Shareholders for the period ended March 31, 2018.

The Portfolio Managers

The personnel of the Investment Manager and the Sub-Advisers who have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Michael Peck, Scott Hergott, Brian Murphy, Kyle Mowery, Jeff O’Brien, Daniel Lancz, Patrick Galley, Stephen O’Neill, Sam Dunlap, Berkin Kologlu, Matthew Kennedy, Colin McBurnette, and Sreeni Prabhu.

Other Accounts Managed by the Portfolio Managers

The following table provides information as of March 31, 2018.

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)

1. Michael Peck	Registered Investment Companies:	2	$103	0	N/A
	Other Pooled Investment
	Vehicles:	0	N/A	0	N/A
	Other Accounts:	0	N/A	0	N/A

2. Scott Hergott	Registered Investment Companies:	2	$103	0	N/A
	Other Pooled Investment
	Vehicles:	0	N/A	0	N/A
	Other Accounts:	0	N/A	0	N/A

3. Brian Murphy	Registered Investment Companies:	2	$103	0	N/A
	Other Pooled Investment
	Vehicles:	0	N/A	0	N/A
	Other Accounts:	0	N/A	0	N/A

4. Kyle Mowery	Registered Investment Companies:	3	$215	0	N/A
	Other Pooled Investment
	Vehicles:	1	$77.5	1	$77.5
	Other Accounts:	0	N/A	0	N/A

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5. Jeff O’Brien	Registered Investment Companies:	3	$608	0	N/A
	Other Pooled Investment
	Vehicles:	2	$19.1	2	$19.1
	Other Accounts:	1	$13	1	$13

6. Daniel Lancz	Registered Investment Companies:	3	$608	0	N/A
	Other Pooled Investment
	Vehicles:	2	$19.1	2	$19.1
	Other Accounts:	1	$13	1	$13

7. Patrick Galley	Registered Investment Companies:	9	$3,200	0	N/A
	Other Pooled Investment
	Vehicles:	3	$313	3	$313
	Other Accounts:	2	$35	0	N/A

8. Stephen O’Neill	Registered Investment Companies:	8	$2,900	0	N/A
	Other Pooled Investment
	Vehicles:	2	$287	2	$287
	Other Accounts:	2	$35	2	$35

9. Sreeni Prabhu	Registered Investment Companies:	6	$6,861	0	N/A
	Other Pooled Investment
	Vehicles:	3	$1,371	2	$451
	Other Accounts:	0	N/A	0	N/A

10. Sam Dunlap	Registered Investment Companies:	2	$6,684	0	N/A
	Other Pooled Investment
	Vehicles:	2	$1,058	1	$137
	Other Accounts:	10	$381	0	N/A

11. Berkin Kologlu	Registered Investment Companies:	4	$6,740	0	N/A
	Other Pooled Investment
	Vehicles:	2	$1,058	1	$137
	Other Accounts:	4	$373	0	N/A

12. Matthew Kennedy	Registered Investment Companies:	2	$56	0	N/A
	Other Pooled Investment
	Vehicles:	1	$137	1	$137
	Other Accounts:	0	N/A	0	N/A

13. Colin McBurnette	Registered Investment Companies:	3	$6,675	0	N/A
	Other Pooled Investment
	Vehicles:	2	$1,058	1	$137
	Other Accounts:	6	$28	0	N/A

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Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Total compensation paid to Messrs. Peck, Hergott, Murphy, Mowery, O’Brien and Lancz includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to the Portfolio Managers are based on a percentage of the fees earned by the Investment Manager from managing the Fund and other investment accounts. The performance bonus reflects individual performance and the performance of the Investment Manager’s business as a whole. These individuals also participate in a 401K program and receive medical/dental insurance benefits on the same basis as other employees of the Investment Manager.

Mr. Galley’s and Mr. O’Neill’s total compensation includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives. The amounts paid to Mr. Galley and Mr. O’Neill are based on a percentage of the fees earned by RiverNorth from sub-advising the Fund and managing other investment accounts. The performance bonus reflects individual performance of the funds managed by the portfolio managers and the performance of RiverNorth’s business as a whole. Mr. Galley and Mr. O’Neill also participate in a 401K program on the same basis as other officers of RiverNorth.

A competitive base salary and a performance-based bonus (paid in April each year) structure are in place for all asset management team members of Angel Oak. Portfolio managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual and firm. The discretionary bonus structure gives Angel Oak the ability to remain competitive under current market conditions affecting compensation across the industry. The compensation structure of key investment professionals is structured to incent long-term client retention and client service. Employees are permitted to invest in Angel Oak funds and have the ability to invest in the private funds at NAV without management fees or incentive fees.

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Portfolio Managers’ Ownership of Shares

Name of Portfolio Manager:	Dollar Range of Shares Beneficially Owned by Portfolio Manager (1):

Michael Peck	$500,001 - $1,000,000

Scott Hergott	$100,001 - $500,000

Brian Murphy	$50,001 - $100,000

Kyle Mowery	$10,001 - $50,000

Jeff O’Brien	$0 - $10,000

Daniel Lancz	$0 - $10,000

Patrick Galley	None

Stephen O’Neill	None

Sam Dunlap	None

Berkin Kologlu	None

Matthew Kennedy	None

Colin McBurnette	None

Sreeni Prabhu	None

(1)	As of August 31, 2018.

BROKERAGE

The Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

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In addition, the Investment Manager or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Manager that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Manager believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Manager or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Manager or a Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Manager or the Sub-Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Manager or a Sub-Adviser may select a broker based upon brokerage or research services provided to the Investment Manager or the Sub-Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Manager or a Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Manager’s or a Sub-Adviser’s overall responsibilities to the Fund.

The Fund paid $66,498 in brokerage commissions for the period October 2, 2017 through March 31, 2018.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Grant Thornton LLP of 171 N. Clark Street, Suite 200, Chicago, Illinois 60601-3370, has been selected as the independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Directors.

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CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Manager or the Sub-Advisers, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd., Kansas City, MO 64106. The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

American Stock Transfer & Trust Company, LLC (“AST”) serves as the Fund’s transfer agent and dividend paying agent. AST’s principal business address is 6201 15th Avenue, Brooklyn, NY 11219.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor of Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Investment Manager or any other service provider of the Fund. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager and the Sub-Advisers. The Investment Manager and Sub-Advisers will each vote such proxies in accordance with its respective proxy policies and procedures. Copies of the Investment Manager’s, Angel Oak’s and RiverNorth’s proxy policies and procedures are included as Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (877) 779-1999 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 28, 2018, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares.

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Name and Address	Percentage of Ownership
TD AMERITRADE FEBO OMAHA, NE 68103	73.39% of Shares

GOLDMAN SACHS & CO FBO NEW YORK, NY 10282	12.65% of Shares

NATIONAL FINANCIAL SERVICES, LLC FEBO JERSEY CITY, NJ 07310	6.52% of Shares

CHARLES SCHWAB & CO INC. FBO JERSEY CITY, NJ 07310	6.40% of Shares

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund's financial statements have been audited by Grant Thornton LLP

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Vivaldi Asset Management, LLC

Proxy Policy and Procedure

January 2018

INTRODUCTION

Vivaldi Asset Management, LLC (“Vivaldi”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Vivaldi has adopted the following policies and procedures to provide information on Vivaldi’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to Vivaldi. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

Vivaldi’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. Vivaldi considers shareholders’ best economic interests over the long term (i.e. addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

Vivaldi has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in Vivaldi’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, Vivaldi typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, Vivaldi may conduct research internally and/or use the resources of an independent research consultant. Vivaldi may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

Vivaldi acknowledges its responsibility to identify material conflicts of interest related to voting proxies. Vivaldi’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with Vivaldi, any affiliate or any person associated with Vivaldi will be considered only to the extent that Vivaldi has actual knowledge of such relationships. Vivaldi then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and Vivaldi’s interests or the interests of a person affiliated with Vivaldi on the other, Vivaldi will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

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In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. Vivaldi may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate Vivaldi to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

Vivaldi will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A) and (B) of the Investment Company Act of 1940. Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies), in the aggregate, (i) may not own more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds; (ii) may not own an amount greater than 5% of the fund’s total assets in the securities of any investment company; and (iii) may invest more than 10% of its total assets in the securities of other investment companies.2 Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (i) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), VAM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

•	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
•	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

2 The three percent (3%) limit is measured at the time of investment.

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ISS ProxyEdge

Vivalidi has entered into a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to Vivaldi’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps Vivaldi’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors Vivaldi’s incoming ballots, performs ballot-to-account reconciliations with Vivaldi and its third party providers to help ensure that ISS is receiving all ballots for which Vivaldi has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on Vivaldi’s behalf based on policy guidelines chosen at the time Vivaldi entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on Vivaldi’s behalf without first receiving Vivaldi’s specific voting instructions via ProxyExchange.

Vivaldi has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” Vivaldi has the option however to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, Vivaldi will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, Vivaldi has instructed ISS not to cast a vote on Vivaldi’s behalf unless Vivaldi provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund (“ICAF”)

ICAF is a “fund of funds” that invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that ICAF will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that ICAF does receive such notices or proxies and ICAF has voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by ICAF lies with Vivaldi as ICAF’s advisor. Vivaldi will vote such proxies in accordance with the proxy policies and procedures noted above.

ICAF will be required to file Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N PX filing will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to Vivaldi’s custodian banks. Vivaldi generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

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All Other Funds

With the exception of the Vivaldi Merger Arbitrage Fund, the Funds for which Vivaldi is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As is noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a Vivaldi portfolio manager only.

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve months immediately prior to the Fund’s year-end, no later than sixty (60) days following the Fund’s year-end. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

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Angel Oak Capital Advisors

Proxy Voting – 2/6/18

Policy

Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Firm”), as a matter of policy and as a fiduciary to our Clients1, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients.

Investment advisers registered with the U.S. Securities and Exchange Commission (“SEC”), which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Angel Oak will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by investment management agreement or applicable law. Our policy includes the responsibility to monitor corporate actions, receive and vote Client proxies, and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Voting Procedures

•	All proxies that are sent to Clients and received by Angel Oak to vote on behalf of Clients will be logged by Angel Oak Operations personnel and provided to the portfolio manager responsible for the asset class subject to the proxy.

•	The portfolio manager will determine which Client accounts hold the security to which the proxy relates.

1 Clients of Angel Oak include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); private investment funds organized as onshore or offshore pooled investment vehicles exempt from registration under the Investment Company Act of 1940 (“Private Funds”); and institutional and individual investors (“Separately Managed Accounts”).

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•	Prior to voting any proxy, the portfolio manager, in consultation with the Chief Compliance Officer (“CCO”) if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the conflict will be addressed as outlined below.

•	Absent material conflicts, the portfolio manager will determine how Angel Oak should vote the proxy in accordance with applicable voting guidelines. Operations personnel will vote the proxy per the portfolio manager’s instructions in a timely and appropriate manner.

Voting Guidelines

•	In the absence of specific voting guidelines from the Client, Angel Oak will vote proxies in the best interests of each particular Client. Angel Oak’s policy is to vote all proxies from a specific issuer the same way for each Client absent qualifying restrictions from a Client. Clients are permitted to place reasonable restrictions on Angel Oak’s voting authority in the same manner that they may place such restrictions on the selection of account securities or other investment guidelines.

•	Angel Oak will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, absent conflicts of interest raised by an auditor’s non-audit services. Angel Oak will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

•	Angel Oak will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

•	In reviewing proposals, Angel Oak will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices.

•	In certain circumstances, Angel Oak may refrain from voting where the economic or other opportunity cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal. In each situation, the portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the Firm’s books and records.

Conflicts of Interest

•	Angel Oak will identify any conflicts that exist between the interests of Angel Oak and the Client by reviewing the relationship of Angel Oak with the issuer of each security to determine if Angel Oak or any of its employees has any financial, business, or personal relationship with the issuer.

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•	If a material conflict of interest exists, the CCO will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

•	Angel Oak will maintain a record of the voting resolution of any conflict of interest.

Client Requests for Information

•	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the CCO.

•	In response to any request, the CCO will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Angel Oak voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

The SEC has noted that registered investment advisers may prove that proxies were voted in the best interest of their clients by casting votes based on recommendations of independent third-parties. Currently, Angel Oak predominantly trades fixed-income products which generally have little to no voting authority and therefore very few proxies are voted by Angel Oak. Given the limited level of proxies, Angel Oak has not engaged a third-party proxy advisory service. In the future, Angel Oak may engage such a service. At that time, Angel Oak would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

Certification

Given the limited level of proxies that Angel Oak expects to see in addition to the expectation of portfolio manager’s in-depth level of monitoring and knowledge of their issuer positions, Compliance expects portfolio managers to certify each quarter, as part of a portfolio manager certification, that all proxies, if any, for their positions have been voted in the best interest of the Clients. Compliance expects that such certification will demonstrate that Angel Oak personnel are constantly reminded of their obligations under this policy even in extended periods of little to zero proxy activities for the Firm’s positions.

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Recordkeeping

Angel Oak will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

•	These policies and procedures and any amendments;

•	Each proxy statement that Angel Oak receives;

•	A record of each vote that Angel Oak casts;

•	Any document Angel Oak created that was material to making a decision on how to vote proxies, or that memorializes that decision including periodic reports to the CCO or proxy committee, if applicable;

•	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

•	A copy of each written request from a Client for information on how Angel Oak voted such Client’s proxies, and a copy of any written response.

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RiverNorth Capital Management

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the "Commission") of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the "Act"), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In its standard investment advisory agreement, RiverNorth Capital Management, LLC (RiverNorth Capital) specifically states that it does not vote proxies and the client, including clients governed by ERISA, is responsible for voting proxies. Therefore, RiverNorth Capital will not vote proxies for these clients. However, RiverNorth Capital will vote proxies on behalf of investment company clients ("Funds"). RiverNorth Capital has instructed all custodians, other than Fund custodians, to forward proxies directly to its clients, and if RiverNorth Capital accidentally receives a proxy for any non-Fund client, current or former, the Chief Compliance Officer will promptly forward the proxy to the client. In order to fulfill its responsibilities to Funds, RiverNorth Capital (hereinafter "we" or "our") has adopted the following policies and procedures for proxy voting with regard to companies in any Fund's investment portfolios.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company's management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company's board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors, these objectives also recognize that the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company's business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company's shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

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Transparency. Promotion of timely disclosure of important information about a company's business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company's securities.

DECISION METHODS

We generally believe that the individual portfolio managers that invest in and track particular companies are the most knowledgeable and best suited to make decisions with regard to proxy votes. Therefore, we rely on those individuals to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other. In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

Notwithstanding the forgoing, the following policies will apply to investment company shares owned by a Fund. Under Section 12(d)(l) of the Investment Company Act of 1940, as amended, (the "1940 Act"), a fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than l0% of its total assets in the securities of other investment companies. However, Section 12(d)(l)(F) of the l 940 Act provides that the provisions of paragraph 12(d)(l ) shall not apply to securities purchased or otherwise acquired by a fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund; and (ii) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than l Y,% percent. Therefore, each Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions unless it is determined that the Fund is not relying on Section 12(d)( l )(F):

•	when the Fund exercises voting rights, by proxy or otherwise, with respect to any investment company owned by the Fund, the Fund will either

o	seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or

o	vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

A-10

PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company's board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

I . Requiring senior executives to hold stock in a company.

2. Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan's impact on ownership interests.

Corporate Structure

We view the exercise of shareholders' rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote.

A-11

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-800-646-0148. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client's securities.

A-12

APPENDIX B – FINANCIAL STATEMENTS

B-1

VIVALDI OPPORTUNITIES FUND

(a Maryland Corporation)

Annual Report

For the Period October 2, 2017 through March 31, 2018

B-2

VIVALDI OPPORTUNITIES FUND

(a Maryland Corporation)

For the Period October 2, 2017 through March 31, 2018

B-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP
Grant Thornton Tower
171 N. Clark Street, Suite 200
Chicago, IL 60601-3370
T +1 312 856 0200
F +1 312 565 4719
grantthornton.com

Board of Trustees and Shareholders

Vivaldi Opportunities Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Vivaldi Opportunities Fund (the Fund), including the schedule of investments, as of March 31, 2018, the related statements of operations, changes in net assets, cash flows, and financial highlights for the period from October 2, 2017 (commencement of operations) to March 31, 2018, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations, its cash flows and its financial highlights for the period from October 2, 2017 (commencement of operations) to March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

B-4

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the Fund’s auditor since 2017.

Chicago, Illinois

May 30, 2018

B-5

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS

As of March 31, 2018

Principal
Amount		Value
	ASSET-BACKED SECURITIES – 7.0%
	ARES XLIV CLO Ltd.
$500,000	9.364% (LIBOR 3 Month+805 basis points), 10/15/2029[1,2,3]	$499,003
	Fannie Mae Connecticut Avenue Securities
750,000	5.872% (LIBOR 1 Month+400 basis points), 8/25/2030[1,2]	738,179
	HPS Loan Management 11-2017 Ltd.
1,000,000	9.639% (LIBOR 3 Month+785 basis points), 5/6/2030[1,2,3]	996,005
	Invitation Homes 2017-SFR2 Trust
500,000	4.808% (LIBOR 1 Month+300 basis points), 12/17/2036[2,3]	510,158
	MMCF CLO 2017-1 LLC
1,000,000	8.047% (LIBOR 3 Month+638 basis points), 1/15/2028[1,2,3]	990,500
	Monroe Capital MML CLO VI Ltd.
1,000,000	9.025% (LIBOR 3 Month+690 basis points), 4/15/2030[1,2,3]	978,308
	York CLO-2 Ltd.
1,000,000	8.709% (LIBOR 3 Month+725 basis points), 1/22/2031[1,2,3]	978,162
	TOTAL ASSET-BACKED SECURITIES
	(Cost $5,707,595)	5,690,315

Number of Shares
	CLOSED-END FUNDS – 30.8%
1,171	Aberdeen Chile Fund, Inc.	10,580
944	Aberdeen Indonesia Fund, Inc.	6,882
16,257	Advent Claymore Convertible Securities and Income Fund[4]	245,156
21,659	Advent Claymore Enhanced Growth & Income Fund[4]	171,539
38,142	AllianzGI Convertible & Income 2024 Target	352,051
23,708	AllianzGI NFJ Dividend Interest & Premium Strategy Fund	301,092
91,263	Alpine Total Dynamic Dividend Fund[4]	815,891
15,304	American Capital Senior Floating Ltd.[4]	170,640
29,436	BrandyWineGLOBAL Global Income Opportunities Fund, Inc.[4]	379,430
10,797	Clough Global Equity Fund[4]	141,981
84,833	Clough Global Opportunities Fund[4]	907,713
63	Cornerstone Strategic Value Fund, Inc.[4]	975
5,392	Corporate Capital Trust, Inc.[4]	91,125
54,104	Delaware Enhanced Global Dividend & Income Fund[4]	625,983
38,834	Delaware Investments Dividend & Income Fund, Inc.[4]	409,699
26,555	Eagle Growth & Income Opportunities Fund	398,591
8,442	Eaton Vance Floating-Rate 2022 Target Term Trust	78,679
37,128	First Trust Senior Floating Rate 2022 Target Term Fund	347,518
5,020	FS Investment Corp.	36,395
12,501	Gabelli Equity Trust, Inc.	76,506
57,713	Garrison Capital, Inc.[4]	468,630
51,284	Highland Floating Rate Opportunities Fund[4]	820,031
42,514	Invesco High Income Trust II4	589,669
64,444	Invesco Senior Income Trust[4]	283,554
25,385	Kayne Anderson MLP Investment Co.[4]	418,091

B-6

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
13,386	Lazard World Dividend & Income Fund, Inc.[4]	$153,939
16,318	Liberty All Star Equity Fund[4]	100,029
25,718	Madison Covered Call & Equity Strategy Fund[4]	186,713
2,786	Madison Strategic Sector Premium Fund	31,315
42,164	Managed Duration Investment Grade Municipal Fund[4]	573,430
32,647	Morgan Stanley Emerging Markets Debt Fund, Inc.[4]	306,555
16,419	Morgan Stanley Emerging Markets Fund, Inc.	296,527
1,045	Morgan Stanley Income Securities, Inc.	19,677
17,656	NexPoint Strategic Opportunities Fund[4]	405,735
14,856	Nuveen Credit Strategies Income Fund[4]	117,957
11,700	Nuveen Emerging Markets Debt 2022 Target Term Fund	105,183
6,166	Nuveen Intermediate Duration Quality Municipal Term Fund	77,445
4,911	Nuveen Mortgage Opportunity Term Fund	116,636
27,881	Nuveen Mortgage Opportunity Term Fund 2[4]	628,716
153,218	Palmer Square Opportunistic Income Fund	2,967,824
461,766	PIMCO Flexible Credit Income Fund	4,834,685
14,010	PIMCO High Income Fund[4]	106,196
51,871	Prudential Global Short Duration High Yield Fund, Inc.[4]	719,969
5,174	Prudential Short Duration High Yield Fund, Inc.[4]	73,109
12,201	Reaves Utility Income Fund[4]	344,434
144,792	RiverNorth Marketplace Lending Corporation[7]	3,467,774
7,438	Special Opportunities Fund, Inc.	110,008
62,423	Templeton Emerging Markets Income Fund[4]	705,380
1,053	Tortoise Energy Infrastructure Corp.	26,357
21,616	Virtus Total Return Fund, Inc.[4]	242,531
22,112	Voya Prime Rate Trust[4]	115,203
8,039	Western Asset Global High Income Fund, Inc.[4]	75,647
11,501	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund[4]	130,191
	TOTAL CLOSED-END FUNDS
	(Cost $25,666,621)	25,187,566

Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS – 14.8%
	Alternative Loan Trust 2005-59
$4,523,363	1.696%, 11/20/2035[1,5]	227,435
	Alternative Loan Trust 2006-HY10
8,733,577	0.476%, 5/25/2036[1,5]	126,663
	American Home Mortgage Investment Trust 2006-1
267,460	2.272% (LIBOR 1 Month+40 basis points), 3/25/2046[1,2]	258,727
	American Home Mortgage Investment Trust 2006-2
1,375,159	2.192% (LIBOR 1 Month+32 basis points), 6/25/2046[1,2]	588,065
	Banc of America Funding 2006-H Trust
1,019,356	3.723%, 9/20/2046[1,5]	921,909
B-7

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$500,000	BXMT 2017-FL1 Ltd 4.486% (LIBOR 1 Month+270 basis points), 6/15/2035[1,2,3]	$499,998
250,000	Citigroup Commercial Mortgage Trust 2018-TBR 5.427% (LIBOR 1 Month+365 basis points), 12/15/2036[1,2,3]	250,373
500,000	COMM 2013-CCRE10 Mortgage Trust 4.789%, 8/10/2046[1,3,5]	424,307
300,000	COMM 2015-CCRE26 Mortgage Trust 3.493%, 10/10/2048[1,5]	232,213
118,000	COMM 2015-PC1 Mortgage Trust 4.441%, 7/10/2050[1,5]	110,943
100,000	Csail 2015-C2 Commercial Mortgage Trust 4.209%, 6/15/2057[1,5]	92,139
2,000,000	Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-BAR1 2.112% (LIBOR 1 Month+24 basis points), 3/25/2037[1,2]	289,484
750,000	Fannie Mae Connecticut Avenue Securities 7.372% (LIBOR 1 Month+550 basis points), 9/25/2029[1,2]	828,015
	Freddie Mac Structured Agency Credit Risk Debt Notes
500,000	Series 2017-HQA2, Class B1, 6.622% (LIBOR 1 Month+475 basis points), 12/25/2029[1,2]	525,127
500,000	Series 2017-DNA3, Class M2, 4.372% (LIBOR 1 Month+250 basis points), 3/25/2030[1,2]	512,521
500,000	GS Mortgage Securities Trust 2014-GC20 4.859%, 4/10/2047[1,3,5]	331,730
500,000	GS Mortgage Securities Trust 2015-GC34 2.979%, 10/10/20481	376,467
4,775,202	IndyMac INDX Mortgage Loan Trust 2004-AR12 1.214%, 12/25/2034[1,5]	179,877
250,000	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-ASH8 5.777% (LIBOR 1 Month+400 basis points), 2/15/2035[1,2,3]	250,925
	JP Morgan Chase Commercial Mortgage Securities Trust 2015-FL7
500,000	Series 2015-FL7, Class LAK1, 6.177% (LIBOR 1 Month+440 basis points), 5/15/2028[2,3]	501,284
500,000	Series 2015-FL7, Class LAK2, 7.177% (LIBOR 1 Month+540 basis points), 5/15/2028[2,3]	503,803
500,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 4.134%, 7/15/2050[1,3,5]	437,148
30,469	Morgan Stanley Mortgage Loan Trust 2007-10XS 6.250%, 7/25/2047[1,5]	21,673
663,626	RALI Series 2006-QS17 Trust 6.000%, 12/25/2036[1]	609,696
1,176,012	RALI Series 2008-QR1 Trust 6.000%, 8/25/2036	1,010,025
1,629,036	Residential Asset Securitization Trust 2006-A8 6.500%, 8/25/2036[1]	972,922

B-8

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal
Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Residential Asset Securitization Trust 2007-A6
$544,700	6.000%, 6/25/2037[1]	$493,652
	Wells Fargo Commercial Mortgage Trust 2015-C27
700,000	3.768%, 2/15/2048[3]	536,962
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $12,169,895)	12,114,083

Number of Shares
	COMMON STOCKS – 41.0%
	COMMUNICATIONS – 5.0%
136,146	Houghton Mifflin Harcourt Co.*,[4]	946,215
55,248	IMAX Corp.*,[4,6]	1,060,761
35,177	Liberty Latin America Ltd.*,[4,6]	684,193
13,474	Nexstar Media Group, Inc. - Class A4	896,021
4,600	Walt Disney Co.[4]	462,024
		4,049,214
	CONSUMER DISCRETIONARY – 3.6%
35,073	BlueLinx Holdings, Inc.*	1,143,029
70,384	Potbelly Corp.*,[4]	848,127
269,739	Restaurant Group PLC	960,435
		2,951,591
	CONSUMER STAPLES – 4.4%
43,780	Blue Buffalo Pet Products, Inc.*	1,742,882
37,831	Darling Ingredients, Inc.*,[4]	654,476
7,324	Dr. Pepper Snapple Group, Inc.	867,015
29,868	Primo Water Corp.*	349,754
		3,614,127
	ENERGY – 1.2%
261	Archrock Partners LP	3,190
31,563	Green Plains, Inc.[4]	530,258
8,975	RSP Permian, Inc.*	420,748
		954,196
	FINANCIALS – 8.7%
6,492	American International Group, Inc.[4]	353,295
5,092	Atlantic Coast Financial Corp.*,[4]	52,448
4,000	Berkshire Hathaway, Inc.*,[4]	797,920
2,674	Big Rock Partners Acquisition Corp.*,[4]	27,622
1,816	Black Ridge Acquisition Corp.*,[4]	17,597
28,476	Blackhawk Network Holdings, Inc. - Class A*,[4]	1,272,877
2,952	CM Seven Star Acquisition Corp.*,[4,6]	28,752
15,202	Gordon Pointe Acquisition Corp.*	157,341
5,796	Haymaker Acquisition Corp.*,[4]	57,670

B-9

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
2,223	Legacy Acquisition Corp.*,[4]	$22,119
6,445	Leisure Acquisition Corp.*,[4]	63,612
39,274	Luther Burbank Corp.	471,681
15,771	MTech Acquisition Corp.*	160,076
8,811	Mudrick Capital Acquisition Corp.*	89,432
11,417	One Madison Corp.*,[6]	114,170
5,323	Opes Acquisition Corp.*	53,496
89,900	Resource Capital Corp.[4]	854,949
8,581	Royce Micro-Cap Trust, Inc.[4]	80,318
4,994	Union Acquisition Corp.*,[6]	51,089
13,593	Validus Holdings Ltd.[4,6]	916,848
25,829	XL Group Ltd.[6]	1,427,310
		7,070,622
	INDUSTRIALS – 2.0%
18,728	General Cable Corp.[4]	554,349
10,612	Houston Wire & Cable Co.*,[4]	77,733
4,513	Layne Christensen Co.*,[4]	67,334
61,216	Luxfer Holdings PLC[4,6]	783,564
890	Orbital ATK, Inc.[4]	118,023
		1,601,003
	MATERIALS – 0.4%
10,261	KapStone Paper and Packaging Corp.[4]	352,055

	TECHNOLOGY – 15.5%
26,149	Callidus Software, Inc.*,[4]	940,057
3,278	Cavium, Inc.*	260,208
40,418	CSRA, Inc.[4]	1,666,434
71,351	Donnelley Financial Solutions, Inc.*,[4]	1,225,097
7,499	DST Systems, Inc.[4]	627,291
21,275	Microsemi Corp.*	1,376,918
6,081	MicroStrategy, Inc. - Class A*,[4]	784,388
28,876	MuleSoft, Inc. - Class A*	1,269,966
31,369	NXP Semiconductors N.V.*,[4,6]	3,670,173
17,261	Super Micro Computer, Inc.*	293,437
97,235	Telenav, Inc.*,[4]	525,069
		12,639,038
	UTILITIES – 0.2%
108,300	Maxim Power Corp.*	206,782
	TOTAL COMMON STOCKS
	(Cost $34,338,783)	33,438,628

B-10

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Principal
Amount		Value
	CORPORATE BONDS – 0.6%
	FINANCIALS – 0.6%
	ConnectOne Bancorp, Inc.
$500,000	5.200% (LIBOR 3 Month+284 basis points), 2/1/2028[1,5]	$509,423
	TOTAL CORPORATE BONDS
	(Cost $500,000)	509,423

Number of Shares
	EXCHANGE-TRADED FUNDS – 0.6%
1,742	SPDR S&P 500 ETF Trust	458,407
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $461,397)	458,407
	PREFERRED STOCKS – 1.9%
	FINANCIALS – 1.9%
	B. Riley Financial, Inc.
10,000	7.500%, 10/31/2021[1]	250,000
	B. Riley Financial, Inc.
3,400	7.500%, 5/31/2027[1]	86,360
	B. Riley Financial, Inc.
5,414	7.250%, 12/31/2027[1]	139,465
	Capital Southwest Corp.
2,803	5.950%, 12/15/2022[1]	71,196
	Hercules Capital, Inc.
4,532	6.250%, 7/30/2024[1]	114,524
	MVC Capital, Inc.
1,784	6.250%, 11/30/2022[1]	44,992
	Oxford Square Capital Corp.
14,000	6.500%, 3/30/2024[1]	359,800
	Stellus Capital Investment Corp.
400	5.750%, 9/15/2022[1]	10,060
	THL Credit, Inc.
3,818	6.750%, 11/15/2021[1]	97,359
	THL Credit, Inc.
663	6.750%, 12/30/2022[1]	16,721
	Triangle Capital Corp.
12,130	6.375%, 3/15/2022[1]	305,312
	Triangle Capital Corp.
1,036	6.375%, 12/15/2022[1]	26,076
		1,521,865
	TOTAL PREFERRED STOCKS
	(Cost $1,515,358)	1,521,865

B-11

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number
of Contracts		Value
	PURCHASED OPTIONS CONTRACTS – 0.4%
	CALL OPTIONS – 0.2%
	NXP Semiconductors N.V.
130	Exercise Price: $120.00, Notional Amount: $1,560,000,
	Expiration Date: July 20, 2018	$70,200
51	Exercise Price: $120.00, Notional Amount: $612,000,
	Expiration Date: April 20, 2018	14,790
	Time Warner, Inc.
122	Exercise Price: $95.00, Notional Amount: $1,159,000,
	Expiration Date: July 20, 2018	53,070
	TOTAL CALL OPTIONS
	(Cost $183,070)	138,060
	PUT OPTIONS – 0.2%
	Houghton Mifflin Harcourt Co.
500	Exercise Price: $10.00, Notional Amount: $500,000,
	Expiration Date: April 20, 2018	155,000
	Time Warner, Inc.
42	Exercise Price: $65.00, Notional Amount: $273,000,
	Expiration Date: June 15, 2018	924
	TOTAL PUT OPTIONS
	(Cost $138,659)	155,924
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $321,729)	293,984

Number of Shares
	RIGHTS – 0.0%
908	Black Ridge Acquisition Corp., Expiration Date: July 3, 2019*,[4]	272
2,952	CM Seven Star Acquisition Corp., Expiration Date: April 25, 2019*,[4,6]	945
	TOTAL RIGHTS
	(Cost $—)	1,217
	SHORT-TERM INVESTMENTS – 9.4%
7,712,784	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.56%[4]	7,712,784
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $7,712,784)	7,712,784

Principal
Amount
	U.S. TREASURY NOTES – 0.8%
	United States Treasury Note
$663,200	1.125%, 1/31/2019[4]	657,915
	TOTAL U.S. TREASURY NOTES
	(Cost $659,464)	657,915

B-12

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value
	WARRANTS – 0.0%
2,108	Black Ridge Acquisition Corp., Expiration Date: October 25, 2022*,[4]	$738
1,476	CM Seven Star Acquisition Corp., Expiration Date: November 16, 2018*,[4,6]	516
	TOTAL WARRANTS (Cost $—)	1,254
	TOTAL INVESTMENTS – 107.3% (Cost $89,053,626)	87,587,441
	Liabilities in Excess of Other Assets – (7.3)%	(5,929,398)
	TOTAL NET ASSETS – 100.0%	$81,658,043
	SECURITIES SOLD SHORT – (11.9)%
	COMMON STOCKS – (11.6)%
	COMMUNICATIONS – (0.8)%
(14,100)	Blucora, Inc.*	(346,860)
(3,700)	Tribune Media Co.	(149,887)
(2,961)	Tucows, Inc.*	(165,816)
		(662,563)
	CONSUMER DISCRETIONARY – (3.3)%
(2,747)	Boot Barn Holdings, Inc.*	(48,704)
(4,186)	Canada Goose Holdings, Inc.*,[6]	(139,896)
(2,185)	CSS Industries, Inc.	(38,238)
(1,301)	Domino's Pizza, Inc.	(303,862)
(13,233)	Freshpet, Inc.*	(217,683)
(3,220)	Healthcare Services Group, Inc.	(140,006)
(800)	Kohl's Corp.	(52,408)
(7,600)	MarineMax, Inc.*	(147,820)
(5,168)	Matthews International Corp.	(261,501)
(3,208)	Oxford Industries, Inc.	(239,188)
(1,853)	PetIQ, Inc. - Class A*	(49,290)
(3,436)	Restaurant Brands International, Inc.[6]	(195,577)
(626)	RH*	(59,645)
(1,400)	Royal Caribbean Cruises Ltd.[6]	(164,836)
(2,436)	Ruth's Hospitality Group, Inc.	(59,560)
(522)	Tesla Motors, Inc.*	(138,920)
(1,541)	Wayfair, Inc.*	(104,064)
(3,759)	Wingstop, Inc.	(177,538)
(6,600)	Wolverine World Wide, Inc.	(190,740)
		(2,729,475)
	CONSUMER STAPLES – (0.1)%
(1,700)	United Natural Foods, Inc.*	(72,998)

	ENERGY – (0.5)%
(365)	Archrock, Inc.	(3,194)

B-13

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	ENERGY (Continued)
(2,873)	Concho Resources, Inc.*	$(431,898)
		(435,092)
	FINANCIALS – (2.3)%
(863)	Ameris Bancorp	(45,653)
(5,760)	Bank of the Ozarks, Inc.	(278,035)
(4,991)	BofI Holding, Inc.*	(202,285)
(1,700)	Canadian Imperial Bank of Commerce[6]	(150,076)
(6,600)	Canadian Western Bank	(169,303)
(4,152)	Cohen & Steers, Inc.	(168,820)
(7,100)	CubeSmart	(200,220)
(7,847)	Live Oak Bancshares, Inc.	(218,147)
(8,946)	Omega Healthcare Investors, Inc.	(241,900)
(6,534)	Trupanion, Inc.*	(195,301)
		(1,869,740)
	HEALTH CARE – (1.9)%
(4,438)	AAC Holdings, Inc.*	(50,948)
(3,700)	Diplomat Pharmacy, Inc.*	(74,555)
(1,827)	Heska Corp.*	(144,461)
(2,931)	iRhythm Technologies, Inc.*	(184,506)
(8,000)	Tactile Systems Technology, Inc.*	(254,400)
(12,700)	Teladoc, Inc.*	(511,810)
(4,228)	USANA Health Sciences, Inc.*	(363,185)
		(1,583,866)
	INDUSTRIALS – (0.8)%
(8,346)	AAON, Inc.	(325,494)
(3,854)	Axon Enterprise, Inc.*	(151,501)
(1,220)	Granite Construction, Inc.	(68,149)
(754)	Mesa Laboratories, Inc.	(111,924)
		(657,068)
	MATERIALS – (0.1)%
(16,522)	AgroFresh Solutions, Inc.*	(121,437)

	TECHNOLOGY – (1.6)%
(4,706)	Axcelis Technologies, Inc.*	(115,768)
(500)	HubSpot, Inc.*	(54,150)
(800)	Lumentum Holdings, Inc.*	(51,040)
(8,900)	Marvell Technology Group Ltd.[6]	(186,900)
(2,300)	Motorola Solutions, Inc.	(242,190)
(12,657)	Presidio, Inc.*	(197,955)
(2,054)	salesforce.com, Inc.*	(238,880)

B-14

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number
of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
(4,800)	Tabula Rasa HealthCare, Inc.*	$(186,240)
		(1,273,123)
	UTILITIES – (0.1)%
(7,587)	Spark Energy, Inc. - Class A	(89,906)
	TOTAL COMMON STOCKS
	(Proceeds $9,304,770)	(9,495,267)
	PREFERRED STOCKS – 0.0%
	FINANCIALS – 0.0%
	Hercules Capital, Inc.
(540)	6.250%, 7/30/20241	(13,646)
	TOTAL PREFERRED STOCKS
	(Proceeds $13,655)	(13,646)

Number
of Contracts
	WRITTEN OPTIONS CONTRACTS – (0.2)%
	CALL OPTIONS – (0.1)%
	Blackhawk Network Holdings, Inc. - Class A
(4)	Exercise Price: $45.00, Notional Amount: $(18,000),
	Expiration Date: June 15, 2018	(100)
	NXP Semiconductors N.V.
(51)	Exercise Price: $125.00, Notional Amount: $(637,500),
	Expiration Date: April 20, 2018	(4,080)
(130)	Exercise Price: $125.00, Notional Amount: $(1,625,000),
	Expiration Date: July 20, 2018	(39,000)
	Time Warner, Inc.
(122)	Exercise Price: $105.00, Notional Amount: $(1,281,000),
	Expiration Date: July 20, 2018	(12,444)
	TOTAL CALL OPTIONS
	(Proceeds $56,610)	(55,624)
	PUT OPTIONS – (0.1)%
	Darling Ingredients, Inc.
(200)	Exercise Price: $18.00, Notional Amount: $(360,000),
	Expiration Date: April 20, 2018	(18,000)
	NXP Semiconductors N.V.
(51)	Exercise Price: $105.00, Notional Amount: $(535,500),
	Expiration Date: April 20, 2018	(8,415)
(130)	Exercise Price: $110.00, Notional Amount: $(1,430,000),
	Expiration Date: July 20, 2018	(71,500)

B-15

Vivaldi Opportunities Fund

SCHEDULE OF INVESTMENTS - Continued

As of March 31, 2018

Number
of Contracts		Value
	SECURITIES SOLD SHORT (Continued)
	WRITTEN OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	Time Warner, Inc.
(42)	Exercise Price: $75.00, Notional Amount: $(315,000),
	Expiration Date: July 20, 2018	$(1,050)
(80)	Exercise Price: $87.50, Notional Amount: $(700,000),
	Expiration Date: July 20, 2018	(17,800)
	TOTAL PUT OPTIONS
	(Proceeds $67,398)	(116,765)
	TOTAL PURCHASED OPTIONS CONTRACTS
	(Proceeds $124,008)	(172,389)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $9,442,433)	$(9,681,302)

ETF – Exchange-Traded Funds LP – Limited Partnership

PLC – Public Limited Company

* Non-income producing security.

1 Callable.

2 Floating rate security.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $8,688,666 which represents 10.6% of Net Assets.

4 All or a portion of this security is segregated as collateral for securities sold short. Aggregate value of segregated securities were $16,484,526.

5 Variable rate security.

6 Foreign security denominated in U.S. Dollars.

7 Affiliated security.

See accompanying Notes to Financial Statements.

B-16

Vivaldi Opportunities Fund

SUMMARY OF INVESTMENTS

As of March 31, 2018

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	7.0%
Closed-End Funds	30.8%
Collateralized Mortgage Obligations	14.8%
Common Stocks
Technology	15.5%
Financials	8.7%
Communications	5.0%
Consumer Staples	4.4%
Consumer Discretionary	3.6%
Industrials	2.0%
Energy	1.2%
Materials	0.4%
Utilities	0.2%
Total Common Stocks	41.0%
Corporate Bonds
Financials	0.6%
Total Corporate Bonds	0.6%
Exchange-Traded Funds	0.6%
Preferred Stocks
Financials	1.9%
Total Preferred Stocks	1.9%
Purchased Options Contracts
Put Options	0.2%
Call Options	0.2%
Total Purchased Options Contracts	0.4%
Rights	0.0%
Short-Term Investments	9.4%
U.S. Treasury Notes	0.8%
Warrants	0.0%
Total Investments	107.3%
Liabilities in Excess of Other Assets	(7.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

B-17

Vivaldi Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

As of March 31, 2018

Assets:
Investments, at value (cost $88,731,897)	$87,293,457
Options, at value (cost $321,729)	293,984
Foreign currency, at value (cost $137,025)	143,285
Cash deposited with broker for securities sold short	15,652,749
Receivables:
Investment securities sold	1,232,568
Dividends and interest	318,483
Unrealized appreciation on forward foreign currency contracts	95
Prepaid expenses	5,491
Prepaid offering costs	29,869
Total assets	104,969,981

Liabilities:
Borrowing agreement	11,609,744
Securities sold short, at value (proceeds $9,318,425)	9,508,913
Foreign currency due to custodian, at value (proceeds $963,769)	968,366
Written options contracts, at value (proceeds $124,008)	172,389
Payables:
Investment securities purchased	683,076
Advisory fees	121,720
Due to custodian	117,275
Legal fees	57,558
Auditing fees	35,238
Dividends and interest on securities sold short	10,997
Custody fees	8,696
Transfer agent fees and expenses	5,471
Fund administration fees	4,168
Fund accounting fees	3,259
Pricing expense	1,698
Chief Compliance Officer fees	953
Directors' fees and expenses	35
Accrued other expenses	2,382
Total liabilities	23,311,938

Net Assets	$81,658,043

See accompanying Notes to Financial Statements.

B-18

Vivaldi Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES – Continued

As of March 31, 2018

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$83,608,192
Accumulated net investment income	55,521
Accumulated net realized gain (loss) on investments and securities sold short	(302,333)
Net unrealized appreciation (depreciation) on:
Investments	(1,438,440)
Securities sold short	(190,488)
Purchased option contracts	(27,745)
Written option contracts	(48,381)
Foreign currency translations	1,622
Forward foreign currency contracts	95

Net Assets	$81,658,043

Offering Price per Share:
Net assets applicable to shares outstanding	$81,658,043
Shares of beneficial interest issued and outstanding	5,580,839
Offering and redemption price per share	$14.63

See accompanying Notes to Financial Statements.

B-19

Vivaldi Opportunities Fund

STATEMENT OF OPERATIONS

For the Period October 2, 2017* through March 31, 2018

Investment Income:
Dividends (net of withholding tax of $443)	$659,502
Interest	313,475
Total investment income	972,977

Expenses:
Advisory fees	456,078
Legal fees	87,552
Interest expense on borrowing agreement	59,744
Dividends on securities sold short	54,904
Transfer agent fees and expenses	48,885
Offering costs	41,395
Auditing fees	35,238
Custody fees	24,758
Directors' fees and expenses	24,535
Interest expense on securities sold short	21,732
Fund administration fees	17,201
Fund accounting fees	15,043
Insurance fees	9,260
Pricing fees	8,339
Chief Compliance Officer fees	5,680
Registration fees	3,597
Shareholder reporting fees	2,429
Miscellaneous	1,985
Total expenses	918,355
Net investment income	54,622

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Purchased Options Contracts, Written Options Contracts and Foreign Currency
Net realized gain (loss) on:
Investments	(261,627)
Securities sold short	(7,828)
Purchased options contracts	(38,718)
Written options contracts	25,757
Foreign Currency transactions	(17,260)
Net realized loss	(299,676)
Net change in unrealized appreciation/depreciation on:
Investments	(1,438,440)
Purchased options contracts	(27,745)
Securities sold short	(190,488)
Written options contracts	(48,381)
Foreign currency translations	1,622
Forward foreign currency contracts	95
Net change in unrealized appreciation/depreciation	(1,703,337)
Net realized and unrealized loss on investments and securities sold short purchased options contracts, written options contracts and foreign currency	(2,003,013)

Net Decrease in Net Assets from Operations	$(1,948,391)

*Commencement of Operations

See accompanying Notes to Financial Statements.

B-20

Vivaldi Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Period
October 2, 2017*
Through
March 31, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$54,622
Net realized gain (loss) on investments, securities sold short, purchased option contracts, written option contracts and foreign currency	(299,676)
Net change in unrealized appreciation/depreciation on investments, securities sold short, purchased option contracts, written option contracts and foreign currency	(1,703,337)
Net decrease in net assets resulting from operations	(1,948,391)

Distributions to Shareholders:
From net investment income:	-
From net realized gains:	(6,916)
Total distributions to shareholders	(6,916)

Capital Transactions:
Net proceeds from shares sold:	83,606,900
Reinvestment of distributions:	6,450
Net increase in net assets from capital transactions	83,613,350

Total increase in net assets	81,658,043

Net Assets:
Beginning of period	-
End of period	$81,658,043

Accumulated net investment income	$55,521

Capital Share Transactions:
Shares sold:	5,580,409
Shares reinvested:	430
Net increase in capital share transactions	5,580,839

*Commencement of Operations

See accompanying Notes to Financial Statements.

B-21

Vivaldi Opportunities Fund

STATEMENT OF CASH FLOWS

For the Period October 2, 2017* through March 31, 2018

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(1,948,391)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(116,272,655)
Sales of long-term portfolio investments	34,614,017
Proceeds from securities sold short	17,875,258
Cover short securities	(8,943,761)
Proceeds from written options	159,418
Closed written options	1,150
Purchases of short-term investments, net	(8,073,231)
Increase in foreign currency	(143,285)
Return of capital	168,989
Increase in cash deposited with broker for securities sold short	(15,652,749)
Increase in dividends and interest receivable	(318,483)
Increase in prepaid expenses	(5,491)
Increase in prepaid offering costs	(29,869)
Increase in foreign currency due to custodian	968,366
Increase in advisory fees	121,720
Increase in dividends and interest on securities sold short	10,997
Increase in accrued expenses	236,733
Net amortization on investments	(6,980)
Net realized loss	317,110
Net change in unrealized appreciation/depreciation	1,704,959
Net cash used for operating activities	(95,216,178)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	83,606,900
Dividends paid to shareholders, net of reinvestments	(466)
Proceeds from borrowing agreement	11,609,744
Net cash provided by financing activities	95,216,178

Net increase (decrease) in cash	-

Cash:
Beginning of period	-
End of period	$-

*Commencement of Operations

Non cash financing activities not included herein consist of $6,450 of reinvested distributions.

Cash paid for interest on securities sold short was $21,732.

Interest expense paid under borrowing agreement was $56,070 (see Note 10).

See accompanying Notes to Financial Statements.

B-22

Vivaldi Opportunities Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

For the Period
October 2, 2017*
Through
March 31, 2018

Net asset value, beginning of period	$15.00
Income from Investment Operations:
Net investment income[1]	0.02
Net realized and unrealized gain (loss) on investments	(0.39)
Total from investment operations	(0.37)

Less Distributions:
From net investment income	-
From net realized gains[2]	-
Total distributions[2]	-

Net asset value, end of period	$14.63

Total return	(2.45)% [3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$81,658

Ratio of expenses to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	3.46% [4,5]
After fees waived	3.46% [4,5]
Ratio of net investment income to average net assets:
(including interest expense and interest on securities sold short)
Before fees waived	0.21% [4]
After fees waived	0.21% [4]

Portfolio turnover rate	79% [3]

* Commencement of operations.

1 Based on average shares outstanding for the period.

2 Amount represents less than $0.01 per share.

3 Not annualized.

4 Annualized.

5 If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.51% for the period ended March 31, 2018.

See accompanying Notes to Financial Statements.

B-23

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

March 31, 2018

Note 1 – Organization

Vivaldi Opportunities Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Maryland corporation on March 29, 2017. Vivaldi Asset Management, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The investment objective of the Fund is to seek to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed income indices. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated amongst the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager. Currently, RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC serve as Sub-Advisors to the Fund. The Fund commenced investment operations on October 2, 2017.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)	Valuation of Investments

The Fund’s Valuation Committee will oversee the valuation of the Fund’s investments on behalf of the Fund. The Board of Directors of the Fund (the “Board”) has approved valuation procedures for the Fund (the “Valuation Procedures”). Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant determination date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant determination date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by Investment Manager or a Sub-Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant determination date at the time net asset value is determined. The mid-point of the last bid and the last ask is also known as the ‘mark’. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company.

B-24

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Fixed-income securities with a remaining maturity of sixty (60) days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service. Fixed-income securities for which market quotations are not readily available or are believed by the Investment Manager or a Sub-Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Investment Manager or a Sub-Adviser not to reflect market value, such fixed- income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Investment Manager or a Sub-Adviser at amortized cost, which the Board has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager or a Sub-Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

(b)	Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c)	Short Sales

Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

B-25

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(d)	Options

The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these acquired expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in securities.

Each ETF in which the Fund invests are subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(f)	Closed-end Funds (“CEFs”)

The Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

(g)	Short-Term Investments

The Fund invests a significant amount (9.4% as of March 31, 2018) in the Morgan Stanley Institutional Liquidity Fund – Government Portfolio (“MVRXX”). MVRXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. The Fund may also hold cash.

B-26

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

MVRXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per October 31, 2017 Annual report of Morgan Stanley Institutional Liquidity Fund – Government Portfolio was 0.18%.

(h)	Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Fund incurred offering costs of approximately $83,921, which are being amortized over a one-year period from October 2, 2017.

(i)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more- likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and from the commencement of operations on October 2, 2017 through March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

B-27

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

(j)	Distributions to Shareholders

The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Fund has agreed to pay the Investment Manager a management fee payable on a monthly basis at the annual rate of 1.40% of the Fund’s average daily Managed Assets (as defined below) in consideration of the advisory and other services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay RiverNorth Capital Management, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 1.00% of its portion of the Fund’s average daily net assets for the services it provides. Pursuant to a separate sub-advisory agreement, the Investment Manager (and not the Fund) has agreed to pay Angel Oak Capital Advisors, LLC a sub-advisory fee payable on a monthly basis at the annual rate of 0.80% of its portion of the Fund’s average daily net assets for the services it provides. “Managed Assets” means the total assets of the Fund, including leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). As a result, the Investment Manager is paid more if the Fund uses leverage, which creates a conflict of interest for the Investment Manager. The Investment Manager will seek to manage that potential conflict by utilizing leverage only when it determines such action is in the best interests of the Fund.

Foreside Fund Services, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain directors and officers of the Fund are employees of UMBFS. The Fund does not compensate directors and officers affiliated with the Fund’s administrators. For the period ended March 31, 2018, the Fund’s allocated fees incurred for directors who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the period ended March 31, 2018, are reported on the Statement of Operations.

Cross trades for the period ended March 31, 2018 were executed by the Fund pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the 1940 Act (the “Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and another registered investment company that is an affiliated person of the Fund. The Board determines no less frequently than quarterly that such transactions were effected in compliance with the Procedures.

For the period ended March 31, 2018, pursuant to these Procedures, there was one cross trade between Vivaldi Multi-Strategy Fund (OMOIX), a registered investment company advised by the Investment Manager, and Vivaldi Opportunities Fund (XVAMX). The transaction was as follows:

B-28

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Fund	Purchases at Cost	Sales Proceeds	Net Realized Gain/(Loss)
OMOIX	$—	$355,600	$1,883
XVAMX	355,600	—	—

Amounts designated as “—” are zero or have been rounded to zero.

Note 4 – Federal Income Taxes

At March 31, 2018, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$79,621,831

Gross unrealized appreciation	$861,559
Gross unrealized depreciation	(2,577,251)

Net unrealized appreciation on investments	$(1,715,692)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended December 31, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase (Decrease)
Paid-In Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(5,158)	$899	$4,259

As of December 31, 2017 the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$83,888
Undistributed long-term gains	28,005
Tax accumulated earnings	111,893

Accumulated capital and other losses	-
Unrealized appreciation on investments	(1,715,692)

Total accumulated earnings/(deficit)	(1,603,799)

B-29

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

The tax character of the distribution paid during the period ended December 31, 2017 was as follows:

Distributions paid from:	2017
Ordinary income	$5,858
Net long term capital gains	1,058
Total distributions paid	$6,916

Note 5 – Investment Transactions

For the period ended March 31, 2018, purchases and sales of investments, excluding short-term investments, were $116,731,504 and $35,311,150, respectively. Proceeds from securities sold short and cover short securities were $18,429,750 and $9,119,153, respectively, for the same period.

Note 6 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 7 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

B-30

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of March 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Asset-Backed Securities	$-	$5,690,315	$-	$5,690,315
Closed-End Funds	17,385,057	7,802,509	-	25,187,566
Collateralized Mortgage Obligations	-	12,114,083	-	12,114,083
Common Stocks*	33,438,628	-	-	33,438,628
Corporate Bonds	-	509,423	-	509,423
Exchange-Traded Funds	458,407	-	-	458,407
Government Bonds	-	657,915	-	657,915
Preferred Stocks	1,521,865	-	-	1,521,865
Purchased Options Contracts	138,060	155,924	-	293,984
Rights	1,217	-	-	1,217
Warrants	1,254	-	-	1,254
Short-Term Investments	7,712,784	-	-	7,712,784
Total Assets	$60,657,272	$26,930,169	$-	$87,587,441

Liabilities
Securities Sold Short
Common Stocks*	$9,495,267	$-	$-	$9,495,267
Preferred Stocks	13,646	-	-	13,646
Written Options Contracts	136,489	35,900	-	172,389
Total Liabilities	$9,645,402	$35,900	$-	$9,681,302

*All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period.

Note 8 – Investments in Affiliated Issuers

An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any other investment which is advised by or sponsored by the Investment Manager or a Sub-Adviser. In the case of the Fund, RiverNorth Capital Management, LLC. (“RiverNorth”) acts as a Sub-Adviser to the Fund. The Fund owns the holding noted below which is advised by RiverNorth. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2018 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

B-31

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Security Description	Value Beginning of Period	Purchases	Sales Proceeds	Net Realized Gain (Loss)	Unrealized Appreciation (Depreciation)	Value End of Period	Interest/ Income Credited to Income
RiverNorth Marketplace Lending Corporation	$-	$3,550,000	$-	$-	$(82,226)	$3,467,774	$104,409

Security Description	Principal Amount/Shares Beginning of Period	Purchases	Sales	Principal Amount/Shares End of Period
RiverNorth Marketplace Lending Corporation	-	144,792	-	144,792

Note 9 – Derivative and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB Standard Codification 815, Derivatives and Hedging, which requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the period ended March 31, 2018.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2018 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity price risk	Purchased options contracts, at value	$293,984	Written options contracts, at value	$172,389
Total		$293,984		$172,389

The effects of derivative instruments on the Statement of Operations for the period ended March 31, 2018 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Futures Contracts
Equity price risk	$(38,718)	$25,757	$-
Total	$(38,718)	$25,757	$-
B-32

Vivaldi Opportunities Fund

NOTES TO FINANCIAL STATEMENTS - Continued

March 31, 2018

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Futures Contracts	Purchased Options Contracts	Written Options Contracts	Total
Equity price risk	$-	$(27,745)	$(48,381)	$(76,126)
Total	$-	$(27,745)	$(48,381)	$(76,126)

The number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of March 31, 2018 are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	2,839,625
Options Contracts - Written	Average Notional Value	(3,829,000)

Note 10 – Borrowing

The Fund has entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Fund may borrow amounts up to one-third of the value of its assets. The Fund is charged interest of one-month Libor plus 0.75% for borrowing under this agreement. The average interest rate, average daily loan balance, maximum outstanding and amount recoded as interest expense for the period October 2, 2017 to March 31, 2018 were 2.36%, $8,971,641, $14,366,280, and $59,467. The Fund had outstanding borrowings for 109 days during this period. At March 31, 2018, the balance was $11,609,744 and the interest rate was 2.63%.

Note 11 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

During the period beginning January 30, 2018 and ending February 28, 2018 (the “Rescission Period”), due to an administrative oversight, the Fund’s shares sold were not properly registered under the Securities Act of 1933. As such, the Fund updated its registration statement as of April 3, 2018 and announced a rescission offer with respect to the 610,511.787 shares sold during the Rescission Period. As of May 3, 2018, two investors accepted the rescission offer for a total of 202 common shares and the rescission offer is now expired.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

B-33

Vivaldi Opportunities Fund

FUND MANAGEMENT

March 31, 2018 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information as of March 31, 2018 is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board.

INDEPENDENT DIRECTORS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	President and Director, Client Opinions, Inc. (2003 - 2012); Chief Operating Officer, Brandywine Global Investment Management (1998-2002)	4

Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 -2009)	4

Gary Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Director	Since January 1, 2018	Managing Director, Veritable LP (2016 – Present) Founder/President, Ascendant Capital Partners, LP (2001 – 2015); Trustee, Quaker Investment Trust	1

B-34

Vivaldi Opportunities Fund

FUND MANAGEMENT - Continued

March 31, 2018 (Unaudited)

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR OR OFFICER	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR
Anthony Fischer Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Director	Since Inception	Executive Director – National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018-Present); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	4

Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	President and Co-CIO, Vivaldi Capital Management, LLC (February 2012 – present); Portfolio Manager, Coe Capital Management (February 2010 – February 2012); Senior Financial Analyst and Risk Manager, the Bond Companies (August 2006 – October 2008).	N/A

Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, Vivaldi Capital Management LLC (2012 – present); Director, Coe Capital Management LLC (2010 – 2011).	N/A

Amy Nogowski Year of Birth: 1992 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since January 1, 2018 and until June 5, 2018	Compliance Associate, Vigilant Compliance, LLC (an investment management services company) from 2017 to present; Law Student from 2014 to 2017; Economics Student from 2010 to 2014.	N/A

B-35

Vivaldi Opportunities Fund

FUND MANAGEMENT - Continued

March 31, 2018 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY DIRECTOR	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY DIRECTOR
Terrance P. Gallagher Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A

*The Fund Complex consists of the Fund, The Relative Value Fund, Infinity Core Alternative Fund and Infinity Long/Short Equity Fund, LLC.

B-36

Vivaldi Opportunities Fund

SUPPLEMENTAL INFORMATION

March 31, 2018 (Unaudited)

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Opportunities Fund	XVAMX	92853C207

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12- month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 779- 1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (877) 779-1999. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC- 0330.

Vivaldi Opportunities Fund

235 West Galena Street

Milwaukee, WI 53212

Toll Free: (877) 779-1999

Qualified Dividend Income

For the period ended December 31, 2017, 100% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the period ended December 31, 2017, 99.98% of the dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the period ended December 31, 2017, the Fund designates $1,058 as long-term capital gain distributions.

B-37

Vivaldi Opportunities Fund

SUPPLEMENTAL INFORMATION - Continued

March 31, 2018 (Unaudited)

Approval of Investment Management and Sub-Advisory Agreements

At the meeting of the Board held on June 1, 2017, by a unanimous vote, the Board, including a majority of Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Directors”), approved the Investment Management Agreement between the Investment Manager and the Fund (the “Investment Management Agreement”) and the Investment Sub-Advisory Agreements among the Investment Manager, the Fund and, on an individual basis, each Sub-Adviser (the “Investment Sub-Advisory Agreements” and together with the Investment Management Agreement, the “Advisory Agreements”).

In advance of the June 1, 2017 meeting, the Independent Directors requested and received materials from the Investment Manager and each of the Sub-Advisers (together, the “Advisers”) to assist them in considering the approval of the Agreements. The Independent Directors reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of the Advisers. The Independent Directors then met separately with independent counsel to the Independent Directors for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Advisers to the Fund under the Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Manager, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Advisers who would provide the investment advisory and/or administrative services to the Fund. The Board determined that the Advisers’ key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Advisers’ compliance policies and procedures, including the procedures used to determine the value of the Fund's investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

PERFORMANCE

The Board considered the investment experience of the Advisers. Because the Fund had not yet commenced operations, the Board was not able to review Fund performance. However, the Board reviewed the performance of other investment products advised by the Sub-Advisers with objectives and strategies similar to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER INVESTMENT MANAGERS

The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds and information with respect to other funds managed by the Sub-Advisers. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund's investment management under the Advisory Agreements. The Board considered the Fund's advisory fees and the fees to be paid by the Investment Manager to each of the Sub-Advisers and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund has no assets, economies of scale were not present at this time.

B-38

Vivaldi Opportunities Fund

SUPPLEMENTAL INFORMATION - Continued

March 31, 2018 (Unaudited)

PROFITABILITY OF INVESTMENT MANAGER AND AFFILIATES

Due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Advisers from their management of the Fund, including, without limitation, the ability to market their advisory services for similar products in the future. The Board noted that the Advisers did not have affiliations with the Fund’s transfer agent, administrator, custodian or private placement agent and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Investment Management Agreement and each Investment Sub-Advisory Agreement for an initial two year term.

B-39

Vivaldi Opportunities Fund

SUPPLEMENTAL INFORMATION - Continued

March 31, 2018 (Unaudited)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•             Social Security number

•             account balances

•             account transactions

•             transaction history

•             wire transfer instructions

•             checking account information

Even when you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes – to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

B-40

Vivaldi Opportunities Fund

SUPPLEMENTAL INFORMATION - Continued

March 31, 2018 (Unaudited)

What we do

How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

▪             open an account

▪             provide account information

▪             give us your contact information

▪             make a wire transfer

▪             tell us where to send money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪             sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪             sharing for affiliates from using your information to market to you

▪             sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include companies such as Vivaldi Asset Management, LLC.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ The Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ The Fund doesn’t jointly market.

Questions?	Call 1-877-779-1999.

B-41

PART C:

OTHER INFORMATION

Vivaldi Opportunities Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Financial Statements are included as Appendix B to the Statement of Additional Information filed herewith.

(2)	Exhibits

(a)	Articles of Incorporation are incorporated by reference to Exhibit (a) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on May 22, 2017.

(b)	By-Laws are incorporated by reference to Exhibit (b) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(c)	Not applicable.

(d)	Refer to Exhibit (a), (b).

(e)	Dividend Reinvestment Plan is filed herewith.

(f)	Not applicable.

(g)(1)	Investment Management Agreement is incorporated by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(g)(2)	Sub-Advisory Agreement by and among Registrant, Vivaldi Asset Management, LLC and RiverNorth Capital Management, LLC is incorporated by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(g)(3)	Sub-Advisory Agreement by and among Registrant, Vivaldi Asset Management, LLC and Angel Oak Capital Advisors, LLC is incorporated by reference to Exhibit (g)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(h)(1)	Form of Distribution Agreement is incorporated by reference to Exhibit (h)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on May 22, 2017.

(i)	Not applicable.

(j)	Custody Agreement is incorporated by reference to Exhibit (j) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(k)(1)	Administration, Fund Accounting and Recordkeeping Agreement is incorporated by reference to Exhibit (k)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(k)(2)	Escrow Agreement is incorporated by reference to Exhibit (k)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(k)(3)	Joint Insured Bond Agreement is filed herewith.

(k)(4)	Joint Liability Insurance Agreement is filed herewith.

(k)(5)	Powers of Attorney for Anthony Fischer, David G. Lee, Robert Seyferth and Gary Shugrue are incorporated by reference to Exhibit (k)(5) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed March 16, 2018.

(l)(1)	Opinion and Consent of Drinker Biddle & Reath LLP is incorporated by reference to Exhibit (l) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(l)(2)	Opinion and Consent of Drinker Biddle & Reath LLP is incorporated by reference to Exhibit (l)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed March 29, 2018.

(l)(3)	Opinion and Consent of Drinker Biddle & Reath LLP is filed herewith.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant is incorporated by reference to Exhibit (r)(1) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on September 7, 2017.

(r)(2)	Code of Ethics of Vivaldi Asset Management, LLC is incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on May 22, 2017.

(r)(3)	Code of Ethics of RiverNorth Capital Management, LLC is incorporated by reference to Exhibit (r)(3) to the Registrant’s Registration Statement on Form N-2 (Reg. 811-23255) as previously filed on May 22, 2017.

(r)(4)	Code of Ethics of Angel Oak Capital Advisors, LLC is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

Securities and Exchange Commission registration fee	$34,373	*
FINRA filing fee	0	**
NYSE Listing fees***	62,024
Printing fees and expenses***	975
Professional fees and expenses***	31,500
Total***	$128,872

*	This amount has been offset against filing fees previously paid with respect to unsold securities registered under a previous registration statement.
**	This amount has been partially offset against filing fees previously paid with respect to unsold securities registered under a previous registration statement.
***	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of trustees and/or board of managers of certain other funds. Nonetheless, the Registrant takes the position that it is not under common control with the other funds since the power residing in the respective boards arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	185

* As of September 7, 2018.

Item 30. Indemnification

Sections 1, 2 and 3 of Article X of the Registrant’s Bylaws states:

Section 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS OF THE CORPORATION. Subject to any limitations set forth in Sections 2 or 3 below, or, with respect to the advancement of expenses, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the investment adviser or any of its affiliates acting as an agent of the Corporation (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Maryland law and the Investment Company Act. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Section 2. LIMITATION ON INDEMNIFICATION. Notwithstanding anything to the contrary contained in Section 1 above, the Corporation shall not provide for indemnification of an Indemnitee pursuant to Section 1 above for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:

(a) The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(b) The Indemnitee was acting on behalf of or performing services for the Corporation.

(c) Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a director (other than an independent director), the investment adviser or an affiliate of the investment adviser or (B) gross negligence or willful misconduct in the case that the Indemnitee is an independent director.

(d) Such indemnification or agreement to hold harmless is recoverable only out of the Corporation’s assets and not from the stockholders.

Section 3. GENERAL. Notwithstanding anything to the contrary contained in Section 1 of this Article X above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by any Indemnitee pursuant to Section 2 of this Article X above, unless one or more of the following conditions are met: (a) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnitee, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee, or (c) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee, and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or charter of the Corporation inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

No provision of this Article X shall be effective to protect or purport to protect any director or officer of the Corporation against liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Additionally, the Registrant’s various agreements with its service providers contain indemnification provisions.

Item 31. Business and Other Connections of Investment Adviser

Vivaldi Asset Management, LLC, as of the date of this filing, acts as the Investment Advisor to the Infinity Core Alternative Fund, the Vivaldi Merger Arbitrage Fund, the Vivaldi Multi-Strategy Fund, The Relative Value Fund, WV Concentrated Equities Fund, and the Vivaldi Opportunities Fund.

Set forth below is a list of the officers of Vivaldi Asset Management, LLC as of the date of this filing, together with information as to any other business, profession, vocation or employment of a substantial nature of those officers during the last two (2) years:

Name & Principal Business Address*	Position & Office(s) with Vivaldi Asset Management, LLC	Other
David A. Sternberg	Chief Executive Officer & Co-Founder	Chief Executive Officer & Co-Founder, Vivaldi Capital Management, LLC since December 2011

Michael D. Peck	President & Co-Chief Investment Officer	President & Co-Chief Investment Officer, Vivaldi Capital Management, LLC since February 2012

Chad S. Eisenberg	Chief Operating Officer	Chief Operating Officer, Vivaldi Capital Management, LLC since January 2012

Randal L. Golden	Chief Financial Officer & Co-Founder	Chief Financial Officer & Co-Founder, Vivaldi Capital Management, LLC since December 2011

Scott L. Hergott	Co-Chief Investment Officer & Head of Research	Co-Chief Investment Officer & Head of Research, Vivaldi Capital Management, LLC since January 2013

Michelle M. Comella	Chief Compliance Officer & General Counsel	Chief Compliance Officer & General Counsel, Vivaldi Capital Management, LLC since January 2016

*The principal business address for all officers listed is Vivaldi Asset Management, LLC’s address: 225 W. Wacker Drive – Suite 2100, Chicago, IL 60606.

Additional information is included in Vivaldi Asset Management’s Form ADV as filed with the Securities and Exchange Commission (File No. 801-78504) and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, RiverNorth Capital Management, LLC (“RiverNorth”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which RiverNorth, and each director, executive officer, managing member or partner of RiverNorth, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-61533), and is incorporated herein by reference.

Information as to the directors and officers of the Registrant’s investment sub-adviser, Angel Oak Capital Advisors, LLC (“Angel Oak”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which Angel Oak, and each director, executive officer, managing member or partner of Angel Oak, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-70670), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant’s Administrator, (2) the Investment Manager, (3) RiverNorth, (4) Angel Oak, and/or (5) the Registrant’s counsel. The address of each is as follows:

1.	UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

2.	American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269

3.	Vivaldi Asset Management, LLC
225 W. Wacker Drive, Suite 2100
Chicago, IL 60606

4.	RiverNorth Capital Management, LLC
325 N LaSalle Street, Suite 645
Chicago, IL 60654

5.	Angel Oak Capital Advisors, LLC
3060 Peachtree Road, NW, Suite 500
Atlanta, GA 30305-2240

6.	Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.           Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.           Not applicable.

3.           Not applicable.

4.           The Registrant undertakes (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)         to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)         to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(3)         to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)         that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)         to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)         that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C; each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933, shall be deemed to be part of and included in this Registration Statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this Registration Statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use; and

(e)         that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)         any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2)         the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)         any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.           Not applicable.

6.           The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago in the State of Illinois on the 27th day of September, 2018.

Vivaldi Opportunities Fund

By:	/s/ Michael Peck
Name: Michael Peck
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, his Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Michael Peck	President	September 27, 2018
Michael Peck

/s/ Chad Eisenberg	Treasurer	September 27, 2018
Chad Eisenberg

* Anthony Fischer	Director	September 27, 2018
Anthony Fischer

* David G. Lee	Director	September 27, 2018
David G. Lee

* Robert Seyferth	Director	September 27, 2018
Robert Seyferth

* Gary Shugrue	Director	September 27, 2018
Gary Shugrue

*By:	/s/ Michael Peck
Michael Peck
Attorney-In-Fact (pursuant to
Power of Attorney)

Exhibit Index

(e)	Dividend Reinvestment Plan

(k)(3)	Joint Insured Bond Agreement

(k)(4)	Joint Liability Insurance Agreement

(l)(3)	Opinion and Consent of Drinker Biddle & Reath LLP

(n)	Consent of Independent Registered Public Accounting Firm

(r)(4)	Code of Ethics of Angel Oak Capital Advisors, LLC